FIRST QUARTER REPORT

March 31, 2016

COLUMBIA ACORN FAMILY OF FUNDS

Class A, B, C, I, R, R4, R5, Y and Z Shares
Managed by Columbia Wanger Asset Management, LLC

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

COLUMBIA ACORN FAMILY OF FUNDS

NET ASSET VALUE PER SHARE as of 3/31/16

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A	$17.14	$39.10	$19.01	$20.90	$13.89	$14.56	$10.18	$14.91
Class B	$13.28	$37.71	$14.57	$19.65	$10.76	$14.65	N/A	N/A
Class C	$12.77	$37.60	$15.00	$19.53	$10.45	$14.64	$10.12	$14.77
Class I	$18.91	$39.22	$21.05	$21.17	$15.31	N/A	$10.21	$14.91
Class R	N/A	$39.06	N/A	N/A	N/A	N/A	N/A	N/A
Class R4	$19.30	$39.45	$21.46	$21.32	$15.64	$14.45	$10.27	$14.99
Class R5	$19.38	$39.16	$21.51	$21.31	$15.69	$14.47	$10.27	$15.06
Class Y	$19.46	$39.47	$21.61	$21.30	$15.79	$14.45	$10.17	N/A
Class Z	$18.82	$39.17	$20.85	$21.17	$15.19	$14.38	$10.20	$14.92

Class I shares are available only to the Columbia funds, such as Columbia Thermostat Fund, and are not available to individual investors. Class R, R4, R5, Y and Z shares are sold at net asset value and have limited eligibility. Please see the Funds' prospectuses for details. The Columbia Acorn Family of Funds offer multiple share classes, not all necessarily available through all financial intermediaries, and the ratings assigned to the various share classes by mutual fund rating agencies may vary. Contact us for details.

2016 MID-YEAR CAPITAL GAIN DISTRIBUTION ESTIMATES1

Fund Name	Record Date	Ex-dividend/ Payable Date	Range of Estimated Total Capital Gain Distribution[2]	Class A 4/29 NAV	Range of Total Capital Gain Distribution as % of Class A NAV
Columbia Acorn Fund	June 6, 2016	June 7, 2016	$1.85 to $2.10	$17.33	10.68% to 12.12%
Columbia Acorn International	June 6, 2016	June 7, 2016	$0.25 to $0.30	$39.29	0.64% to 0.76%
Columbia Acorn USA	June 6, 2016	June 7, 2016	$2.50 to $3.00	$19.56	12.78% to 15.34%
Columbia Acorn International Select	June 6, 2016	June 7, 2016	None	$21.00	—
Columbia Acorn Select	June 6, 2016	June 7, 2016	$1.15 to $1.30	$13.69	8.40% to 9.50%
Columbia Thermostat Fund	June 6, 2016	June 7, 2016	$0.27 to $0.32	$14.69	1.84% to 2.18%
Columbia Acorn Emerging Markets Fund	June 6, 2016	June 7, 2016	None	$10.40	—
Columbia Acorn European Fund	June 6, 2016	June 7, 2016	None	$14.92	—

1  Columbia Wanger Asset Management, LLC and Columbia Threadneedle Investments do not provide tax or legal advice. Please consult a tax advisor or tax attorney for specific tax or legal advice.

2  Estimated amounts shown include only long-term capital gains for all Funds.

The views expressed in the report commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to a specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust.

COLUMBIA ACORN FAMILY OF FUNDS

TABLE OF CONTENTS

Share Class Performance	2
Fund Performance vs. Benchmarks	3
Columbia Acorn® Fund
In a Nutshell	4
At a Glance	5
Major Portfolio Changes	25
Statement of Investments	27
Columbia Acorn International®
In a Nutshell	6
At a Glance	7
Major Portfolio Changes	34
Statement of Investments	37
Portfolio Diversification	43
Columbia Acorn USA®
In a Nutshell	8
At a Glance	9
Major Portfolio Changes	44
Statement of Investments	46
Columbia Acorn International SelectSM
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	51
Statement of Investments	52
Portfolio Diversification	56
Columbia Acorn SelectSM
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	57
Statement of Investments	58
Columbia Thermostat FundSM
In a Nutshell	14
At a Glance	15
Statement of Investments	62
Columbia Acorn Emerging Markets FundSM
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	64
Statement of Investments	66
Portfolio Diversification	70
Columbia Acorn European FundSM
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	71
Statement of Investments	73
Portfolio Diversification	77
Squirrel Chatter: Peak Everything	20
Descriptions of Indexes	24
Columbia Acorn Family of Funds
Expense Information	79

COLUMBIA ACORN FAMILY OF FUNDS

SHARE CLASS PERFORMANCE Average Annual Total Returns through 3/31/16

	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5	Class Y	Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn® Fund
Year to date*	-2.78%	-8.39%	-3.07%	-7.91%	-2.96%	-3.93%	-2.68%	N/A	-2.72%	-2.71%	-2.70%	-2.69%
1 year	-8.18%	-13.45%	-9.15%	-11.56%	-8.83%	-9.31%	-7.85%	N/A	-8.07%	-7.92%	-7.87%	-7.88%
5 years	5.81%	4.57%	5.08%	4.93%	5.05%	5.05%	6.19%	N/A	6.06%	6.13%	6.17%	6.12%
10 years	5.29%	4.67%	4.60%	4.60%	4.50%	4.50%	5.64%	N/A	5.57%	5.61%	5.63%	5.60%
Columbia Acorn International®
Year to date*	0.05%	-5.69%	-0.24%	-5.23%	-0.13%	-1.13%	0.18%	-0.03%	0.10%	0.15%	0.15%	0.13%
1 year	-5.58%	-11.00%	-6.56%	-11.05%	-6.28%	-7.18%	-5.21%	-5.93%	-5.41%	-5.25%	-5.23%	-5.31%
5 years	3.28%	2.07%	2.46%	2.12%	2.51%	2.51%	3.68%	2.92%	3.55%	3.63%	3.66%	3.60%
10 years	4.82%	4.20%	4.08%	4.08%	4.02%	4.02%	5.21%	4.49%	5.14%	5.17%	5.19%	5.16%
Columbia Acorn USA®
Year to date*	-6.12%	-11.54%	-9.22%	-13.76%	-6.25%	-7.19%	-6.03%	N/A	-6.08%	-6.07%	-6.00%	-6.04%
1 year	-12.09%	-17.15%	-16.19%	-18.94%	-12.66%	-13.23%	-11.70%	N/A	-11.89%	-11.79%	-11.71%	-11.83%
5 years	5.76%	4.51%	4.12%	3.93%	5.03%	5.03%	6.18%	N/A	6.03%	6.08%	6.13%	6.03%
10 years	4.53%	3.91%	3.37%	3.37%	3.76%	3.76%	4.89%	N/A	4.81%	4.84%	4.86%	4.81%
Columbia Acorn International SelectSM
Year to date*	-2.02%	-7.64%	-2.19%	-7.08%	-2.15%	-3.13%	-1.85%	N/A	-1.93%	-1.89%	-1.89%	-1.90%
1 year	-4.63%	-10.10%	-5.28%	-9.97%	-5.35%	-6.29%	-4.22%	N/A	-4.37%	-4.27%	-4.21%	-4.32%
5 years	1.94%	0.74%	1.27%	1.00%	1.16%	1.16%	2.33%	N/A	2.23%	2.28%	2.32%	2.26%
10 years	4.30%	3.69%	3.62%	3.62%	3.49%	3.49%	4.68%	N/A	4.63%	4.66%	4.67%	4.64%
Columbia Acorn SelectSM
Year to date*	-0.36%	-6.09%	-0.55%	-5.53%	-0.57%	-1.57%	-0.33%	N/A	-0.32%	-0.32%	-0.25%	-0.33%
1 year	-3.74%	-9.28%	-4.56%	-7.47%	-4.46%	-5.03%	-3.47%	N/A	-3.56%	-3.50%	-3.43%	-3.49%
5 years	5.47%	4.23%	4.71%	4.57%	4.70%	4.70%	5.87%	N/A	5.73%	5.78%	5.83%	5.77%
10 years	5.03%	4.41%	4.32%	4.32%	4.22%	4.22%	5.39%	N/A	5.31%	5.34%	5.36%	5.33%
Columbia Thermostat FundSM
Year to date*	1.75%	-4.08%	1.60%	-3.40%	1.60%	0.60%	N/A	N/A	1.83%	1.90%	1.90%	1.84%
1 year	0.40%	-5.38%	-0.11%	-4.94%	-0.36%	-1.33%	N/A	N/A	0.66%	0.74%	0.73%	0.67%
5 years	6.12%	4.88%	5.60%	5.28%	5.35%	5.35%	N/A	N/A	6.38%	6.41%	6.44%	6.39%
10 years	5.62%	4.99%	5.09%	5.09%	4.83%	4.83%	N/A	N/A	5.88%	5.90%	5.91%	5.88%
Columbia Acorn Emerging Markets FundSM
Year to date*	-0.59%	-6.26%	N/A	N/A	-0.78%	-1.78%	-0.49%	N/A	-0.48%	-0.48%	-0.59%	-0.58%
1 year	-18.02%	-22.74%	N/A	N/A	-18.63%	-19.44%	-17.70%	N/A	-17.73%	-17.65%	-17.67%	-17.81%
Life of Fund	1.13%	-0.16%	N/A	N/A	0.40%	0.40%	1.52%	N/A	1.47%	1.50%	1.50%	1.41%
Columbia Acorn European FundSM
Year to date*	1.08%	-4.73%	N/A	N/A	0.96%	-0.04%	1.15%	N/A	1.15%	1.14%	N/A	1.15%
1 year	0.93%	-4.86%	N/A	N/A	0.22%	-0.78%	1.26%	N/A	1.25%	1.19%	N/A	1.18%
Life of Fund	9.91%	8.51%	N/A	N/A	9.12%	9.12%	10.24%	N/A	10.22%	10.20%	N/A	10.20%

*Not annualized.

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower. Please see Page 79 of this report for information on contractual fee waiver and expense reimbursement agreements in place on March 31, 2016, for Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Select.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Continued on Page 3.

FUND PERFORMANCE VS. BENCHMARKS Class Z Average Annual Total Returns through 3/31/16

Class Z Shares	1st* quarter	1 year	5 years	10 years	Life of Fund
Columbia Acorn® Fund (ACRNX) (6/10/70)	-2.69%	-7.88%	6.12%	5.60%	14.06%
Russell 2500 Index	0.39%	-7.31%	8.58%	6.47%	N/A
S&P 500 Index**	1.35%	1.78%	11.58%	7.01%	10.80%
Columbia Acorn International® (ACINX) (9/23/92)	0.13%	-5.31%	3.60%	5.16%	10.22%
MSCI ACWI Ex USA SMID Cap Index (Net)	1.03%	-2.46%	2.05%	3.37%	N/A
S&P Global Ex-U.S. Between $500M and $5B Index	1.73%	-2.83%	2.58%	4.49%	7.94%
Columbia Acorn USA® (AUSAX) (9/4/96)	-6.04%	-11.83%	6.03%	4.81%	9.66%
Russell 2000 Index	-1.52%	-9.76%	7.20%	5.26%	7.78%
Columbia Acorn Int'l SelectSM (ACFFX) (11/23/98)	-1.90%	-4.32%	2.26%	4.64%	7.95%
MSCI ACWI Ex USA Index (Net)	-0.38%	-9.19%	0.31%	1.94%	N/A
S&P Developed Ex-U.S. Between $2B and $10B Index	0.84%	-0.74%	4.00%	3.71%	7.15%
Columbia Acorn SelectSM (ACTWX) (11/23/98)	-0.33%	-3.49%	5.77%	5.33%	9.46%
S&P MidCap 400 Index	3.78%	-3.60%	9.52%	7.78%	9.91%
Columbia Thermostat FundSM (COTZX) (9/25/02)	1.84%	0.67%	6.39%	5.88%	7.40%
S&P 500 Index	1.35%	1.78%	11.58%	7.01%	9.27%
Barclays U.S. Aggregate Bond Index	3.03%	1.96%	3.78%	4.90%	4.51%
50/50 Blended Benchmark	2.28%	2.12%	7.83%	6.27%	7.15%
Columbia Acorn Emerging Markets FundSM (CEFZX) (8/19/11)	-0.58%	-17.81%	—	—	1.41%
MSCI Emerging Markets SMID Cap Index (Net)	3.06%	-10.23%	—	—	-1.46%
S&P Emerging Markets Between $500M and $5B Index	4.73%	-10.71%	—	—	0.32%
Columbia Acorn European FundSM (CAEZX) (8/19/11)	1.15%	1.18%	—	—	10.20%
MSCI AC Europe Small Cap Index (Net)	-0.87%	4.60%	—	—	11.88%
S&P Europe Between $500M and $5B Index	-1.22%	3.02%	—	—	11.85%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R shares for Columbia Acorn International is 8/2/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12, except that Class Y shares of Columbia Acorn Emerging Markets Fund commenced operations on 6/13/13 and Class R4 shares of Columbia Acorn European Fund commenced operations on 6/25/14. The inception date for Class R5 shares of Columbia Acorn International is 8/2/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500® Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 24 for a description of the indexes listed above.

COLUMBIA ACORN® FUND

IN A NUTSHELL

P. Zachary Egan Co-Portfolio Manager	Fritz Kaegi Co-Portfolio Manager

Matthew A. Litfin Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn Fund Class Z shares fell 2.69% in the first quarter of 2016, underperforming the 0.39% gain of the Fund's primary benchmark, the Russell 2500 Index. Value names within the benchmark outperformed growth in the quarter, which hurt performance of the Fund's more growth-oriented portfolio.

The uptick in value stocks negatively impacted sectors that are more sensitive to growth expectations. These include the information technology (IT) and health care sectors, two areas that were weak for the Fund in the quarter. Within the IT sector, the Fund's overweight in the software and services industry was a significant relative detractor. Bankrate, a provider of internet advertising for the insurance, credit card and banking markets, fell 32% in the quarter on concerns around increased competition from Google. Given the increasingly uncertain competitive landscape for Bankrate, we opted to reduce the Fund's exposure to the stock during the quarter.

The health care sector in general suffered from concerns about the potential impact of the upcoming presidential election, and general fears that prices for drugs and other medical treatments will come under increased pressure going forward. While Fund holdings in the health care equipment and services industries performed in line with the benchmark, the Fund's overweight in the biotechnology sector was a detractor. Celldex Therapeutics, a biotechnology company developing drugs for cancer, reported that its brain cancer drug, Rintega, failed in a Phase III study, driving a 76% decline in its stock. Ultragenyx Pharmaceutical, a biotech focused on "ultra-orphan" drugs, declined 44%. Investors sold out of the stock primarily in sympathy with the broader biotech sell-off in the market. While the Fund held onto these stocks because we like the fundamentals of these companies and see value in their drug development pipeline, we do not expect to increase the Fund's weighting in the biotechnology sector.

Winners for the quarter came from various sectors. Quotient Technology (formerly Coupon.com), a company that allows consumer packaged goods companies to digitally distribute coupons, advertising and trade promotions, gained 55%. Quotient reported better-than-expected revenue and earnings for the fourth quarter and continued to show traction winning retailer partners. After a rough 2015, Generac, a manufacturer of standby power generators, rebounded in the first quarter, gaining 24%, as fourth quarter numbers topped expectations. Polaris Industries, a provider of leisure vehicles and related products, gained 17% as the market responded favorably to the company's announcement of a large share repurchase program, and on fourth quarter results that exceeded marketplace estimates.

We have been working to reposition the Fund to provide improved performance. We added 25 new names to the Fund during the quarter and sold 52 positions, reflecting a pruning of lower-conviction, sub-scale positions. This is more new names added to the Fund in a quarter than in any other quarter in the past five years. We believe that our new idea generation is strong, and our analysts are busy.

What are we focusing on as we consider new stocks? In a market where many companies' base businesses are highly priced given low interest rates, we think one of the best sources of relative value in the market today is the ability to reinvest capital at high rates of return, and this is a characteristic of many of the stocks that we've added. The average estimated return on equity (ROE)* of the 25 stocks that we added in the quarter was 22% for 2016, which compares favorably to the Fund's 14% average estimated ROE prior to the addition of the new names. In addition to looking for companies that have high rates of return, we are also focusing on industry leaders that have shown consistent track records over time and that have future growth potential. We believe the higher quality portfolio that has resulted from our repositioning efforts should bring improved results going forward.

*Return on Equity measures a corporation's profitability by revealing how much profit it generates with the money shareholders have invested.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN® FUND

AT A GLANCE

Total Net Assets of the Fund:
$6.4 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn® Fund Class Z Shares

June 10, 1970 (Fund inception) through March 31, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended March 31, 2016

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (6/10/70 inception)	-2.69%	-7.88%	6.12%	5.60%	14.06%
Class A (10/16/00 inception)
without sales charge	-2.78	-8.18	5.81	5.29	13.69
with sales charge	-8.39	-13.45	4.57	4.67	13.54
Russell 2500 Index*	0.39	-7.31	8.58	6.47	N/A

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 24 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.79% for Class Z shares and 1.08% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/16

Top 10 Holdings

as a percentage of net assets, as of 3/31/16

1.	Align Technology Invisalign System to Correct Malocclusion (Crooked Teeth)	2.8%
2.	Expeditors International of Washington International Freight Forwarder	2.2%
3.	Ansys Simulation Software for Engineers & Designers	1.6%
4.	Ultimate Software Human Capital Management Systems	1.6%
5.	Robert Half International Temporary & Permanent Staffing in Finance, Accounting & other Professions	1.6%
6.	Vail Resorts Ski Resort Operator & Developer	1.6%
7.	EdR Student Housing	1.5%
8.	Jones Lang LaSalle Real Estate Services	1.5%
9.	Polaris Industries Leisure Vehicles & Related Products	1.5%
10.	VWR Distributor of Lab Supplies	1.4%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL®

IN A NUTSHELL

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.

Columbia Acorn International Class Z shares ended the first quarter of 2016 up 0.13%, while the Fund's new primary benchmark, the MSCI ACWI Ex USA SMID Cap Index (Net), gained 1.03%. The Fund's underweight position and stock selection in the materials sector detracted from relative performance, as did underperformance of Fund stocks in the Asia ex Japan region.

International equities displayed a similar level of volatility as the U.S. equity markets in the first quarter. Divergent central bank policy, geopolitical risk and terrorist attacks, declining oil prices, and concerns about emerging markets were key themes, especially in January. In February, however, the investment backdrop began to shift in a more positive direction, as the U.S. Federal Reserve indicated that it would take a more gradual approach to raising rates, while both the European Central Bank (ECB) and the Bank of Japan announced negative interest rate policies designed to spur growth.

The Bank of Japan's move to negative rates was a surprise and put downward pressure on Japanese government bond yields. As a result, Japanese real estate investment trusts (REITs) outperformed substantially, driven by demand from yield-hungry investors, while banks and insurers underperformed due to fears of significant compression of net interest spreads (i.e., the difference in their borrowing and lending rates). As we've seen in Europe over the past year, negative interest rates depress the profitability of many financial institutions, since they are unable to pass these costs onto depositors already earning close to 0%. At the end of the quarter, the Fund's main exposure to financials in Europe was through Spanish stock exchange Bolsas y Mercados Españoles and Swiss private markets asset management company Partners Group, neither of which operate spread lending business models. We see a particular opportunity in Japan, where the financials sell-off fails to adequately discount differences in business models. We believe high-yield consumer lending companies, such as Japanese regional bank Suruga Bank and Aeon Financial Service, a diversified consumer-related finance company in Japan, should be less affected by or even benefit from negative rates, as their borrowers are less rate sensitive and funding costs could decline along with overall interest rates. Japanese ATM operator Seven Bank, which collects transaction fees from ATMs installed in convenience stores, does not have a large lending operation, instead using deposits to fund working capital needs. We expect Seven Bank to be a beneficiary as funding costs decline. During the quarter, we added to select positions in Japanese financial stocks as valuations became very attractive, focusing on names that should benefit or see limited downside from the negative interest rate policy.

We continued to focus the Fund in the quarter by reducing the number of holdings from 179 to 141. As part of this effort, we are also concentrating Fund assets in our highest conviction names to increase the impact these larger positions will have on overall portfolio performance. At quarter end, the top 15 names represented over 20% of the value of the Fund, while a year ago that number was 14%. As an example, we increased the Fund's position in Novozymes, a Danish maker of industrial enzymes, from 1.2% at the beginning of the period to 2.1% at quarter end, making it the Fund's second largest position. We have owned Novozymes for many years and hold it as part of our "game changers" theme, which includes companies that have the potential to transform an industry through innovation, in this case, the long-term substitution of chemicals with enzymes.

The Fund's top-contributing stock in the quarter was Canada's CCL Industries, a global label converter, which gained 18% following its acquisition of U.S.-based Checkpoint Solutions, a maker of anti-theft label systems. We believe the market expects that CCL will be able to extract significant cost and revenue synergies from this move, and that management guidance may be conservative. Rona, a Canadian home improvement retailer, was also strong in the quarter, gaining 90% following the February announcement that it was being acquired by Lowe's. We sold the Fund's position in the stock on the news. On the downside, Wirecard, a German provider of online payment processing and risk management services, fell 24% on allegations of criminal misconduct published by an anonymous and previously unheard of research organization. We believe the allegations are without merit and added to the position on the downturn. IHI, a Japanese industrial conglomerate, fell 49% in the quarter, as word reached the market that several of its projects in shipbuilding and overseas plant construction were exceeding budget estimates, and IHI's profitability drastically deteriorated. We sold the Fund's position in the stock.

In the first quarter, many of the faster growing, momentum-driven stocks that led the market during 2015 were laggards. We welcome the return of volatility to the marketplace, as we believe deep fundamental research can add more value when there is greater price dispersion and attentiveness to valuation.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN INTERNATIONAL®

AT A GLANCE

Total Net Assets of the Fund:
$6.2 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International® Class Z Shares

September 23, 1992 (Fund inception) through March 31, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn International at inception appreciated to $15,870 on May 31, 1994, the inception date of the MSCI ACWI Ex USA SMID Cap Index (Net). For comparison with the MSCI ACWI Ex USA SMID Cap Index (Net), we assigned the index the same value as the Fund at index inception.

Average Annual Total Returns for period ended March 31, 2016

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	0.13%	-5.31%	3.60%	5.16%	10.22%
Class A (10/16/00 inception)
without sales charge	0.05	-5.58	3.28	4.82	9.80
with sales charge	-5.69	-11.00	2.07	4.20	9.53
MSCI ACWI Ex USA SMID Cap Index (Net)*	1.03	-2.46	2.05	3.37	N/A
S&P Global Ex-U.S. Between $500M® and $5B	1.73	-2.83	2.58	4.49	7.94

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark effective January 1, 2016. Please see Page 24 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.93% for Class Z shares and 1.26% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/16

Top 10 Holdings

as a percentage of net assets, as of 3/31/16

1.	CCL Industries (Canada) Global Label Converter	2.2%
2.	Novozymes (Denmark) Industrial Enzymes	2.1%
3.	Rightmove (United Kingdom) Internet Real Estate Listings	1.7%
4.	Partners Group (Switzerland) Private Markets Asset Management	1.6%
5.	Trelleborg (Sweden) Manufacturer of Sealing, Dampening & Protective Solutions for Industry	1.5%
6.	Wirecard (Germany) Online Payment Processing & Risk Management	1.4%
7.	Unibet (Sweden) European Online Gaming Operator	1.4%
8.	Geberit (Switzerland) Plumbing Systems	1.4%
9.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.3%
10.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	1.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN USA®

IN A NUTSHELL

Matthew A. Litfin Lead Portfolio Manager	William J. Doyle Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn USA Class Z shares fell 6.04% in the first quarter of 2016, underperforming the 1.52% decline of its primary benchmark, the Russell 2000 Index. Poor stock selection, especially in software and some biotechnology names, was the main reason for the Fund's relative underperformance. The Fund was overweight versus the benchmark in both of these industry sub-sectors. In general, stocks rebounded in the final month of the quarter after a weak start to the year. Within the Russell 2000, utilities and telecommunication services stocks led returns, while health care and energy stocks had the biggest declines. Value stocks solidly outpaced growth stocks across all three major market cap ranges, and mid- and large-cap stocks outperformed small-cap stocks.

The worst detractor from performance in the quarter was SPS Commerce, a provider of supply chain management software that is delivered via the web. A disruption in its sales force caused SPS to set 2016 growth guidance below market expectations, and led to a 40% decline in its stock. We will continue to monitor their results.

In the biotechnology sector, Celldex Therapeutics, a cancer drug developer, fell 78% after its brain cancer drug, Rintega, failed in a Phase III trial. Orphan drug developer Ultragenyx Pharmaceutical fell 44%, declining with the general sell-off in biotechnology stocks in the quarter. Understanding that volatility is inherent in the sector, we roughly maintained the Fund's weight in biotechnology names. This is one of a decreasing number of industries in which the United States has a comparative advantage over other nations, and the Fund has enjoyed significant upside from exposure to biotechnology names in the past.

Among the Fund's top contributors in the quarter, Toro, a manufacturer of turf maintenance equipment, gained 18% on positive earnings news. ExlService Holdings, a provider of business process outsourcing services, gained 14% on quarterly results that beat expectations and on a favorable outlook for 2016. Our third strongest contributor to performance was Zoës Kitchen, a restaurant chain that offers fast, fresh Mediterranean-inspired food. Up 36% in the quarter, the company reported an increase in the number of customers coming to its restaurants, which are growing rapidly in the Southeast and beyond.

Zoës was one of 30 new names added to the portfolio in the quarter, a new-name total matched in only one other quarter during the life of the Fund. We sold 45 positions over the three-month period, reflecting a pruning of lower-conviction, sub-scale positions. As we considered new names for the Fund, we focused on companies with high rates of return, that are industry leaders with significant future growth potential, and that can reinvest new capital at above-average rates of return. Together, the average estimated return on equity (ROE)* of the Fund's new names was 17% for 2016, which tops the 14% average ROE of the Fund's portfolio prior to the addition of these new holdings. We believe this focus on adding higher quality names to the Fund will improve relative returns as we move forward. We intend to continue finding interesting new ideas for the Fund and are optimistic about the outlook for small-cap stocks. Small caps today are as inexpensive as they have been relative to large caps in the last decade,† and we believe they offer better growth potential in an environment where profitable growth can be hard to find.

*Return on Equity measures a corporation's profitability by revealing how much profit it generates with the money shareholders have invested.

†Small cap versus large cap data based on Russell 2000 Index and S&P 500 Index performance.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN USA®

AT A GLANCE

Total Net Assets of the Fund:
$689.7 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn USA® Class Z Shares

September 4, 1996 (Fund inception) through March 31, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2016

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	-6.04%	-11.83%	6.03%	4.81%	9.66%
Class A (10/16/00 inception)
without sales charge	-6.12	-12.09	5.76	4.53	9.30
with sales charge	-11.54	-17.15	4.51	3.91	8.97
Russell 2000 Index*	-1.52	-9.76	7.20	5.26	7.78

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 24 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.08% for Class Z shares and 1.34% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/16

Top 10 Holdings

as a percentage of net assets, as of 3/31/16

1.	Toro Turf Maintenance Equipment	2.6%
2.	Drew Industries RV & Manufactured Home Components	2.3%
3.	Cavco Industries Manufactured Homes	2.0%
4.	Mettler-Toledo International Laboratory Equipment	2.0%
5.	VWR Distributor of Lab Supplies	1.7%
6.	HealthSouth Inpatient Rehabilitation Facilities & Home Health Care	1.6%
7.	ExlService Holdings Business Process Outsourcing	1.5%
8.	Ansys Simulation Software for Engineers & Designers	1.5%
9.	Colliers International Group Real Estate Services	1.5%
10.	AMN Healthcare Services Temporary Healthcare Staffing	1.5%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL SELECTSM

IN A NUTSHELL

Stephen Kusmierczak Co-Portfolio Manager	Andreas Waldburg-Wolfegg Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn International Select Class Z shares fell 1.90% in the first quarter of 2016, underperforming the 0.38% decline of the Fund's new primary benchmark, the MSCI ACWI Ex USA Index (Net). Within this select Fund, the underperformance of two of its larger positions was the primary cause of the relative lag in the quarter. In general, international markets had a volatile start to 2016. January saw significant declines on concerns around diverging central bank policies, declining oil prices and the outlook for emerging markets. In February, the market took a more positive turn on news that the U.S. Federal Reserve would take a gradual approach to raising U.S. interest rates, while both the European Central Bank (ECB) and the Bank of Japan announced negative interest rate policies designed to spur growth.

On the upside in the quarter, Canadian label maker CCL Industries announced the acquisition of U.S.-based Checkpoint Solutions, a maker of anti-theft label systems. We believe the market expects that CCL will be able to extract significant cost and revenue synergies from this acquisition, and that guidance may be conservative. Its stock gained 17% in the quarter. Partners Group, a Swiss investment manager focused on private equity, infrastructure, and real estate, gained 12% in the quarter after reporting a strong finish to the year. Fundraising from new and existing clients continues to exceed expectations, and margins have been buoyed by performance fees and good cost control.

The Fund's worst detractors in the quarter included Wirecard, a German provider of online payment processing and risk management services. Wirecard fell 23% in the quarter on allegations of criminal misconduct published by an anonymous and previously unheard of research organization. We believe the allegations are without merit and added to the position on the downturn. Sony Financial Holdings, a Japanese company offering life insurance, assurance and internet banking services, fell 26% in the quarter. The Bank of Japan's negative interest rate policy put downward pressure on Japanese government bond yields. As a result, banks and insurers underperformed due to fears of significant compression of net interest spreads (i.e., the difference in their borrowing and lending rates). Sony Financial Holdings fell victim to this decline, as a majority of its earnings come from the life insurance business. However, because Sony's investment portfolio has very long maturity periods, we believe that short-term volatility caused by the interest rate change should not have a significant impact. We added to Sony Financial's position on the decline, as we believe that the stock is attractively valued. Together, these two stocks represented more than

6% of Fund assets at quarter end and took nearly 2% away from the Fund's performance. In a portfolio of only 39 names, the impact of a single holding's performance is much greater, as we saw this quarter.

During the quarter, we completed the majority of the repositioning that we have been doing in the Fund. We sold out of 11 positions in the quarter and added five new names. The new names were mainly names we've covered and held in other Columbia Acorn Funds. Two of the larger positions were Rightmove, a UK provider of real estate listings, and Airports of Thailand, an airport operator in Thailand. In both cases, we believe the superior returns on capital they achieve to be sustainable. Rightmove's very asset-light business model is feeding on network effects, generating high operating margins, cash-flow conversion and shareholder returns. Airports of Thailand is benefiting from sustained double-digit growth in air travel from Asia, boosting revenues, margins and the return on capital.

Across the international funds that we manage at Columbia Wanger Asset Management, we have also added exposure to the budget airline space. We believe that the superior operating mechanics of budget airlines will continue to disrupt air travel in Europe, as the incumbent airlines deal with a restive labor force, inflexible route planning and overcapacity. Ryanair, the Irish market leader in the sector, was added in the quarter and gives the Fund exposure to this disruptive dynamic.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN INTERNATIONAL SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$119.6 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Class Z Shares

November 23, 1998 (Fund inception) through March 31, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn International Select at inception appreciated to $17,309 on December 31, 2000, the month-end of the inception date of the MSCI ACWI Ex USA Index (Net). For comparison with the MSCI ACWI Ex USA Index (Net), we assigned the index the same value as the Fund at month-end of the index inception date.

Average Annual Total Returns for period ended March 31, 2016

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	-1.90%	-4.32%	2.26%	4.64%	7.95%
Class A (10/16/00 inception)
without sales charge	-2.02	-4.63	1.94	4.30	7.60
with sales charge	-7.64	-10.10	0.74	3.69	7.23
MSCI ACWI Ex USA Index (Net)*	-0.38	-9.19	0.31	1.94	N/A
S&P Developed Ex-U.S. Between $2B and $10B® Index	0.84	-0.74	4.00	3.71	7.15

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark effective January 1, 2016. Please see Page 24 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.18% for Class Z shares and 1.47% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/16

Top 10 Holdings

as a percentage of net assets, as of 3/31/16

1.	CCL Industries (Canada) Global Label Converter	5.5%
2.	Novozymes (Denmark) Industrial Enzymes	5.0%
3.	Partners Group (Switzerland) Private Markets Asset Management	4.4%
4.	Wirecard (Germany) Online Payment Processing & Risk Management	3.6%
5.	Telefonica Deutschland (Germany) Mobile & Fixed-line Communications in Germany	3.2%
6.	Aeon Mall (Japan) Suburban Shopping Mall Developer, Owner & Operator	3.0%
7.	Eutelsat (France) Fixed Satellite Services	3.0%
8.	KDDI (Japan) Mobile & Fixed Line Communication Service Provider in Japan	3.0%
9.	Amcor (Australia) Global Leader in Flexible & Rigid Packaging	2.8%
10.	IAG (Australia) General Insurance Provider	2.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN SELECTSM

IN A NUTSHELL

David L. Frank Co-Portfolio Manager	Matthew S. Szafranski Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn Select Class Z shares ended the first quarter of 2016 down 0.33%, underperforming the 3.78% gain of the Fund's primary benchmark, the S&P MidCap 400 Index. Within this select Fund, stock-specific declines were largely to blame for the quarter's lag versus the benchmark. We also saw investors move toward more defensive, high-yielding sectors like utilities in the quarter, which is an area we do not have exposure to in the Fund, but that performed well in the benchmark.

Two of the Fund's industrial names rebounded in the quarter. Up 24%, Generac, a manufacturer of standby power generators, reported better-than-expected earnings numbers and offered a positive outlook for 2016. Nordson, a maker of dispensing systems for adhesives and coatings, has struggled against U.S. dollar strength, as 80% of its business is in non-U.S. markets. A weaker dollar and company reports of increased orders in the first months of the year drove an 18% gain in the stock in the quarter. Polaris Industries, a maker of leisure vehicles and related products, gained 15% in the Fund, as the market responded favorably to the company's announcement of a large share repurchase program, and on fourth quarter results that exceeded marketplace estimates.

On the downside, Bankrate, a provider of internet advertising for the insurance, credit card and banking markets, retraced fourth quarter gains, falling over 30% in the first quarter on concerns around increased competition from Google. Given the uncertain competitive environment for Bankrate, we sold the stock. Blackhawk Network, a third-party distributor of prepaid content like gift cards, fell 26%. The company announced an earnings miss driven by changes at the retailer level that have negatively impacted its business. We sold the Fund's position in the stock. SEI Investments, a provider of mutual fund administration and investment management services, was a strong performer in 2015 but fell 24% in the first quarter. SEI has been a long-term holding in the Fund but reports of slower growth and increasing expenses, as well as lowered 2016 expectations, led us to sell the stock in the quarter. Union Agriculture Group, a farmland operator in Uruguay, continued its downward trend, falling 30% in the quarter.

We added eight new stocks to the Fund in the quarter and sold 12 positions, three of which are mentioned above. Among the new names, HRG, a holding company primarily consisting of two publicly traded companies (Spectrum Brands and Fidelity & Guaranty Life) ranked as the Fund's fifth largest position at quarter end. We like Spectrum Brands' operational strategy and view growth prospects favorably, and we feel HRG provides a better value than Spectrum Brands. Liberty Global, an owner of cable TV franchises outside the United States, was also added to the

Fund's top 10 positions in the quarter. Liberty Global boasts a strong and expanding cable infrastructure in Europe and the United Kingdom, where cable adoption is lower than in the United States. As we made adjustments to the portfolio in the quarter, we added some more defensive names and moved away from more speculative positions.

As a relatively new management team for the Fund, we actively refashioned holdings in the first quarter. We view these moves as consistent with the Fund's high-quality, growth-at-a-reasonable-price strategy and with our goal of bolstering long-term portfolio results.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$369.6 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn SelectSM Class Z Shares

November 23, 1998 (Fund inception) through March 31, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2016

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	-0.33%	-3.49%	5.77%	5.33%	9.46%
Class A (10/16/00 inception)
without sales charge	-0.36	-3.74	5.47	5.03	9.12
with sales charge	-6.09	-9.28	4.23	4.41	8.75
S&P MidCap 400® Index*	3.78	-3.60	9.52	7.78	9.91

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 24 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.84% for Class Z shares and 1.12% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 3/31/16

Top 10 Holdings

as a percentage of net assets, as of 3/31/16

1.	LKQ Alternative Auto Parts Distribution	5.1%
2.	EdR Student Housing	4.2%
3.	Nordson Dispensing Systems for Adhesives & Coatings	4.2%
4.	Align Technology Invisalign System to Correct Malocclusion (Crooked Teeth)	4.1%
5.	HRG Group Holding Company	4.1%
6.	Ametek Aerospace/Industrial Instruments	4.0%
7.	Crown Castle International Communications Towers	4.0%
8.	Generac Standby Power Generators	3.7%
9.	Liberty Global Series A Cable TV Franchises Outside of the United States	3.7%
10.	Vail Resorts Ski Resort Operator & Developer	3.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA THERMOSTAT FUNDSM

IN A NUTSHELL

David L. Frank Co-Portfolio Manager*	Christopher J. Olson Co-Portfolio Manager

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the Investment Manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. The Investment Manager may prefer an underlying fund in the Columbia Acorn Family of Funds over alternative investments. There can be no assurance that the Columbia Acorn Funds will outperform similar funds managed by the Investment Manager's affiliates. This is not an offer of the shares of any other mutual fund mentioned herein.

Class Z shares of Columbia Thermostat Fund, our fund of funds, ended the first quarter of 2016 up 1.84%. This compares to a 1.35% gain of the Fund's primary equity benchmark, the S&P 500® Index, and a 3.03% gain of the Fund's primary debt benchmark, the Barclays U.S. Aggregate Bond Index. The Fund's custom 50/50 Blended Benchmark gained 2.28% in the quarter.

The Fund's equity portfolio had a weighted average loss of 0.62% in the first quarter, due largely to the 11.69% decline of Columbia Select Large Cap Growth Fund. The leading equity performer in the quarter was Columbia Dividend Income Fund, which gained 3.35%. The bond portion of the Fund had a weighted average gain of 1.83% for the period, led by the 2.92% gain of Columbia Total Return Bond Fund. All of the underlying bond funds offered positive performance in the quarter.

The Fund hit four reallocation triggers in the first quarter. The Fund increased stock exposure in January and February, as the markets lagged, and decreased exposure in March, as equity markets came back.

During the first quarter of 2016, we conducted the periodic review of underlying funds called for by Columbia Thermostat Fund's prospectus. As a result, the following changes will be effective with the Fund's May 1, 2016 prospectus:

•  Columbia Income Opportunities Fund's weighting will decrease from 20% to 10% of the bond portfolio.

•  Columbia U.S. Treasury Index Fund, a U.S. Treasury notes/bonds fund, will be added with a 10% weight in the bond portfolio.

•  The stock/bond allocation table levels will be revised up 25 points. For example, the Fund will move to 10% stocks at an S&P 500 level over 2,250, up from 2,225. The Fund will move to 90% stocks at a level of 1,125 or less, up from 1,100.

We applaud the managers of Columbia Income Opportunities Fund for generating good historical returns while assuming only moderate risks. However, the Fund tends to correlate with stocks somewhat more than we would prefer. Replacing half of that position with Columbia U.S. Treasury Index Fund should result in less risk in Columbia Thermostat Fund.

*  After 38 years at Columbia Wanger Asset Management, Charles P. McQuaid retired on April 29, 2016. Effective May 1, 2016, David L. Frank became a co-portfolio manager of the Fund, joining current co-portfolio manager Christopher J. Olson.

Results of the Funds Owned in Columbia Thermostat Fund

as of March 31, 2016

Stock Funds

Fund	Weightings in category	1st quarter performance
Columbia Acorn International, Class I	20%	0.18%
Columbia Contrarian Core Fund, Class I	20%	0.62%
Columbia Dividend Income Fund, Class I	20%	3.35%
Columbia Acorn Fund, Class I	10%	-2.68%
Columbia Acorn Select, Class I	10%	-0.33%
Columbia Large Cap Enhanced Core Fund, Class I	10%	0.38%
Columbia Select Large Cap Growth Fund, Class I	10%	-11.69%
Weighted Average Equity Loss	100%	-0.62%

Bond Funds

Fund	Weightings in category	1st quarter performance
Columbia Short Term Bond Fund, Class I	40%	1.01%
Columbia Total Return Bond Fund, Class I**	20%	2.92%
Columbia Income Opportunities Fund, Class I	20%	2.77%
Columbia U.S. Government Mortgage Fund, Class I	20%	1.39%
Weighted Average Income Gain	100%	1.83%

**Effective February 19, 2016, Columbia Intermediate Bond Fund changed its name to Columbia Total Return Bond Fund.

Columbia Thermostat Fund Rebalancing in the First Quarter

January 7, 2016	30% stocks, 70% bonds
January 11, 2016	35% stocks, 65% bonds
February 12, 2016	40% stocks, 60% bonds
March 14, 2016	25% stocks, 75% bonds

The Fund's investments in the underlying funds may present certain risks, including the following. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than in investments in larger, more established companies. There are risks associated with fixed income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers.

COLUMBIA THERMOSTAT FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$1.1 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Thermostat FundSM Class Z Shares

September 25, 2002 (Fund inception) through March 31, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2016

	1st quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	1.84%	0.67%	6.39%	5.88%	7.40%
Class A (3/3/03 inception)
without sales charge	1.75	0.40	6.12	5.62	7.12
with sales charge	-4.08	-5.38	4.88	4.99	6.65
S&P 500® Index*	1.35	1.78	11.58	7.01	9.27
Barclays U.S. Aggregate Bond Index*	3.03	1.96	3.78	4.90	4.51

Results for other share classes can be found on Page 2.

*The Fund's primary benchmarks. Please see Page 24 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.77% for Class Z shares and 1.02% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 3/31/16

Portfolio Weightings

as a percentage of assets in each investment category, as of 3/31/16

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Contrarian Core Fund, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	10%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Total Return Bond Fund, Class I*	20%
Columbia Income Opportunities Fund, Class I	20%
Columbia U.S. Government Mortgage Fund, Class I	20%

*Effective February 19, 2016, Columbia Intermediate Bond Fund changed its name to Columbia Total Return Bond Fund.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

IN A NUTSHELL

Fritz Kaegi Co-Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Louis J. Mendes Co-Portfolio Manager	Satoshi Matsunaga Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging and frontier market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.

Columbia Acorn Emerging Markets Fund Class Z shares fell 0.58% in the first quarter of 2016, underperforming the Fund's new benchmark, the MSCI Emerging Markets SMID Cap Index (Net), which gained 3.06%. As global concerns about China continued into 2016, the Fund's underweight in this market was a plus, but our Chinese stocks underperformed, hurting relative returns. Other heavily weighted markets in the Fund, including India and Korea, were overall detractors, while the Fund's underweight and stock selection in Taiwan benefited performance.

The Fund's lesser exposure to rebounding, commodity-driven markets also detracted from relative performance, as most of these markets saw their currencies strengthen against the U.S. dollar (USD) in the quarter. The Brazilian real, for example, strengthened 9% on positive rate news coming from the United States, the improved prospects for commodity prices, and on positive local reaction to the likely impeachment of Brazilian President Rousseff. The Brazilian stock market reacted favorably, and the Brazilian portion of the Fund's benchmark gained 25% during the quarter in USD. The South African rand and Malaysian ringgit also rebounded in the quarter, helping to boost returns for USD-based investors. While we were pleased to see the positive turn in these markets, we see little evidence of improvements in their structural issues, such as high dependency on commodity exports and weaker domestic manufacturing industries.

Fund performance benefited from our stock selection in the telecommunications space, where the Fund holds an eclectic mix of names. The Fund's five telecom stocks come from four different markets with varying industry focus, such as communications towers, mobile operations, and broadband and cable television service. During the quarter, we saw a strong rally in commodities as investors increased speculation on a possible recovery in Chinese demand, but we have historically been underweight this sector because of its largely undifferentiated business models and low returns on capital. The Fund's underweight in materials and utilities detracted from performance, and the positive impact of the Fund's overweight in energy was diluted by poor stock performance in the sector.

China continues to be an important area of investment for the Fund. Stock valuations in China are compelling and appear to be pricing in slower growth and a devaluation of the renminbi. We are maintaining our focus on unique businesses supported by structural tailwinds in China. For example, Silergy is a provider of analog and mixed digital integrated circuits operating in China. Silergy is uniquely positioned—through a combination of western trained management, technical expertise and local relationships—to capitalize on the secular trends of increased information technology product manufacturing and consumption in China, and the Chinese government's strong desire to build a self-sufficient local semiconductor ecosystem. Silergy's stock, which is listed in Taiwan, was a top contributor to performance in the quarter, gaining 33%.

Another top-contributing stock in the quarter was South African asset manager Coronation Fund Managers. Its stock rose 47%, recovering from multi-year lows after fears of fund outflows moderated, and investors became attracted to the company's relatively high dividend yield. On the downside, Zee Entertainment Enterprises, an Indian programmer of pay television content, fell 11%, cooling after significantly outpacing the Indian market in 2015 even though advertising and subscription revenue growth remained robust. Ginko International, a contact lens maker in China that is also listed in Taiwan, fell 25% in the quarter, as investors sold Taiwanese stocks with large Chinese exposure due to concerns about the outlook for China's growth.

While growth rates in the global economy decelerate, many emerging countries are still delivering faster growth. In particular, disposable income growth should exceed that of GDP in key emerging countries due to favorable demographics and middle class growth, as a result of productivity improvements. Our emphasis on companies benefiting from such structural tailwinds remains unchanged. We believe that long-term investors should benefit from investing in high-quality businesses with good growth prospects at reasonable valuations, which can be found within our emerging market universe.

Effective February 1, 2016, Columbia Acorn Emerging Markets Fund re-opened to new investors and new accounts. While size will always be monitored closely in this Fund, we believe that we have capacity to add assets. We also believe the opportunities and current investment environment in most emerging markets provide a compelling entry point for new investors.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$184.0 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Class Z Shares

August 19, 2011 (Fund inception) through March 31, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2016

	1st quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	-0.58%	-17.81%	1.41%
Class A (8/19/11 inception)
without sales charge	-0.59	-18.02	1.13
with sales charge	-6.26	-22.74	-0.16
MSCI Emerging Markets SMID Cap Index (Net)*	3.06	-10.23	-1.46
S&P Emerging Markets Between $500M and $5B® Index	4.73	-10.71	0.32

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark effective January 1, 2016. Please see Page 24 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.33% for Class Z shares and 1.57% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 3/31/16

Top 10 Holdings

as a percentage of net assets, as of 3/31/16

1.	Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	4.0%
2.	ModeTour Network (Korea) Travel Services	2.8%
3.	Link Net (Indonesia) Fixed Broadband & Cable TV Service Provider	2.8%
4.	Far EasTone Telecom (Taiwan) Mobile Operator in Taiwan	2.7%
5.	MNC Sky Vision (Indonesia) Satellite Pay TV Operator in Indonesia	2.7%
6.	Samui Airport Property Fund (Thailand) Thai Airport Operator	2.5%
7.	Koh Young Technology (Korea) Inspection Systems for Printed Circuit Boards	2.5%
8.	NewOcean Energy (China) Southern China Liquefied Petroleum Gas Distributor	2.4%
9.	Grupo Aeroportuario del Sureste (Mexico) Mexican Airport Operator	2.4%
10.	Hoteles City Express (Mexico) Budget Hotel Operator in Mexico	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN EUROPEAN FUNDSM

IN A NUTSHELL

Andreas Waldburg-Wolfegg Co-Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.

Columbia Acorn European Fund Class Z shares gained 1.15% in the first quarter of 2016, outperforming the 0.87% decline of the Fund's new primary benchmark, the MSCI AC Europe Small Cap Index (Net). Strong stock selection contributed to the outperformance in most regions, with the Fund's overweight position in the Nordic region helping the most. In the Mediterranean region, the Fund's underweight versus the benchmark and good stock performance also boosted gains.

Within the Nordic region, Recipharm, a Swedish contract developer and manufacturer of pharmaceuticals, was a top contributor to performance, gaining 25% in the quarter. The company has been an aggressive consolidator in Europe and has recently expanded to India and the United States. Management and the company founders remain large owners and have strong incentives to build a sustainable and profitable business. In Finland, specialty paper manufacturer Munksjo gained 16% after it reported solid results in its core décor and release liner businesses, and raised its dividend 20%. Munksjo was the Fund's largest position at quarter end and a strong contributor to performance.

In the Mediterranean region, Prosegur, a Spanish company that provides guarding and cash-in-transit security in Europe and Latin America, enjoyed a recovery in the first quarter, gaining 24%. Last year, the company's exposure to Latin America was a drag on performance, but the stock came back in the period on solid results, strong revenue growth and a positive outlook for 2016.

On the downside, Wirecard, a German online payment processing and risk management company, fell 23% in the quarter and was the Fund's largest detractor. The company faced allegations of criminal misconduct that were published by an anonymous and previously unheard of research organization. We believe the allegations are without merit and added to the position on the downturn. Reversing direction in the quarter, SimCorp, a Danish developer of software for investment managers, fell 20%. SimCorp was one of the best-performing stocks in Denmark last year and suffered from profit-taking in the first quarter. We continue to like the stock and added to the position in the quarter. Based in the Netherlands, Arcadis, a provider of engineering consulting services, fell 32%. We sold the Fund's position in the stock on concerns around new writedowns on a previous acquisition, continued deterioration in its U.S. and emerging markets businesses, and our perception of poor risk controls within the company.

During the quarter, the Fund's underweight exposure to financials, specifically banks, was a positive for performance. We have maintained an underweight in banks because European Central Bank (ECB) policies have been detrimental to the banking industry. This underweight, specifically in Italian banks, has hurt Fund performance in the past. For example, in Italy in 2015, expectations of bank consolidations enticed investors but failed to materialize because of continued interest rate declines and other macroeconomic concerns. We have been and continue to be bearish on the quality to be found in Italian banks, and were pleased to see our concerns acknowledged by the market in the first quarter. The Fund's overweight in the information technology sector was also a positive in the quarter, but declines in large holdings Wirecard and SimCorp hurt relative stock performance in the sector.

As we consider the European landscape at quarter end, some very large challenges face the continent. We have witnessed three deadly terrorist attacks taking place over 15 months, revealing systemic failures in Europe's security coordination. A British exit from the European Union is a growing possibility, and we believe would be negative for the United Kingdom and the European Union. There is rising anti-EU sentiment across Europe, as seen in recent elections in Scandinavia, Poland, Hungary, the Netherlands, Austria and France. European industry has benefitted enormously from free trade and travel following implementation of the 1985 Schengen accord. Recent terrorist attacks and worries about uncontrolled immigration have caused several states to restrict free personal movement across their borders, while still maintaining the free movement of goods. Long-term and tighter restrictions could eventually increase the costs of trade and travel in Europe.

As we noted last quarter, crisis is not new to Europe, and we have been able to find what we consider to be excellent investment opportunities during periods of uncertainty. Moreover, European small-caps were one of the strongest-performing areas of global equity markets last year and that strength has continued into 2016. We are seeing a generally positive outlook for earnings from companies poised to benefit from a weaker euro and ECB easing, and an overall increase in economic growth that should boost company profits. We remain focused on investing in companies with strong fundamentals, that we believe are industry leaders and that are good stewards of shareholder capital.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN EUROPEAN FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$65.5 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn European FundSM Class Z Shares

August 19, 2011 (Fund inception) through March 31, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended March 31, 2016

	1st quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	1.15%	1.18%	10.20%
Class A (8/19/11 inception)
without sales charge	1.08	0.93	9.91
with sales charge	-4.73	-4.86	8.51
MSCI AC Europe Small Cap Index (Net)*	-0.87	4.60	11.88
S&P Europe Between $500M and $5B® Index	-1.22	3.02	11.85

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark effective January 1, 2016. Please see Page 24 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.50% for Class Z shares and 1.75% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 3/31/16

Top 10 Holdings

as a percentage of net assets, as of 3/31/16

1.	Munksjo (Finland)† Specialty Paper Maker	3.5%
2.	Assura (United Kingdom) UK Primary Health Care Property Developer	3.4%
3.	Rightmove (United Kingdom) Internet Real Estate Listings	3.3%
4.	Trelleborg (Sweden) Manufacturer of Sealing, Dampening & Protective Solutions for Industry	2.6%
5.	Wirecard (Germany) Online Payment Processing & Risk Management	2.6%
6.	Unibet (Sweden) European Online Gaming Operator	2.6%
7.	Aurelius (Germany) European Turnaround Investor	2.5%
8.	Recipharm (Sweden) Contract Development Manufacturing Organization	2.5%
9.	Tikkurila (Finland) Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	2.5%
10.	SimCorp (Denmark) Software for Investment Managers	2.3%

†The Fund holds shares traded on both the Swedish and Finnish exchanges.

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

SQUIRREL CHATTER: PEAK EVERYTHING

Doom caused by depletion of natural resources

There have always been doomsayers. Richard Heinberg's Peak Everything, published in 2007, was a gloom-and-doom book primarily based on the premise that petroleum production was peaking. Heinberg noted that fossil fuels accounted for 85% of the world's energy supply and facilitated much of food production and extraction of other resources.1

Due to an anticipated drop in oil production and depletion of other resources, Heinberg predicted that worldwide economic activity would begin to decline in 2008 and would not return to 2007 levels anytime soon, if ever. Heinberg advocated for an "enormous collective effort...coordinated presumably by government...educating and motivating" people to respond with "many years of hard sacrifice."2

Stating that "technology cannot solve the underlying dilemma we face as a result of our application of fossil fuels...," Heinberg advocated "a radical reduction of fossil fuel inputs to agriculture, accompanied by an increase in labor inputs..." He wrote that Cuba in the early 1990s serves as an example, as it switched to a labor-intensive, organic mode of production when the Soviet Union collapsed and no longer provided cheap oil. Cubans involuntarily adopted a largely vegetarian diet and some were forced to work on farms. He added that a minimum of 40 million additional farmers will be needed in America, as oil and gas availability decline.3

Prosperity while nature rebounds due to demographics and technology

Two thought leaders rebut Heinberg, painting a vastly different and much more prosperous future. In The End of Doom: Environmental Renewal in the Twenty-first Century, Ronald Bailey lists numerous previous depletion scares. The most recent, Hubbert's Peak, was based on the timing and size of oilfield discoveries and calculations of their combined decline rates. Production was to peak in late 2005 and decline forever. Yet cumulative production has far exceeded previous estimates of known oil reserves, and known reserves have actually been growing! With hydraulic fracturing and horizontal drilling, recovery rates are up in conventional fields and shale oil and gas technology substantially increases reserves. Experts now see oil production plateauing at 110 million barrels per day in 2035, far above Heinberg's 82 million "peak" of 2005, and production at that rate for 40 years.4

Jesse Ausubel, in his essay titled "Nature Rebounds," notes that per capita petroleum usage in the United States peaked around 1970, and he charts data from the U.S. Energy Information Administration suggesting that crude oil consumption in the United States peaked in 2005. Vehicles are more efficient and more people live in cities. Self-driving cars will likely be shared and used more than personal vehicles, resulting in a drop in demand for vehicles. Commercial jets are about 70% more fuel efficient than jets of the 1960s, and further improvements are being introduced.5 It will likely take a while for world consumption to peak, but peak oil could be caused by peaking demand rather than supply.

Bailey also writes about changes in preferences when societies become wealthier and technology advances. He notes that high mortality drives high fertility as an offset, resulting in slow population growth. With improved medicine, sanitation and nutrition, population numbers can begin to explode. However, once people believe virtually all their children will survive, and families move to cities where children don't work and women become educated and have access to contraception, birth rates plunge. Since 1970, worldwide fertility has fallen from 4.7 children to 2.45 in 2013 and is continuing to drop. Bailey quotes research concluding that world population will reach about nine billion people by 2050, and will likely stabilize and then decline in the second half of the 21st century.6 Peak population seems likely.

Bailey advocates technology-intensive agriculture, including the use of genetically modified organisms (GMOs). GMO plants began about 80 years ago when seeds were exposed to radiation, chemicals or ultraviolet light in order to change plant DNA. A small percentage of those seeds yielded attractive crops, such as the seedless watermelon, the Ruby Red grapefruit and 3,000 other crops. Some are now marketed as organic. More precise, gene-spliced GMOs were planted beginning in 1996. By 2013, 18 million farmers in 27 countries planted 433 million acres of what are considered biotechnology crops. Yield gains from 1996 to

2012 alone saved 300 million acres from being farmed. Pesticide usage dropped nearly 9% and conservation tillage was adopted, reducing topsoil erosion by 1 billion tons annually.7

Bailey takes on the anti-GMO crowd head on. He quotes numerous scientific sources who have determined that GMO foods are safe, including researchers who reviewed 1,700 GMO studies. One study that attempted to prove otherwise was retracted. Contrary to accusations by opponents of GMOs, biotech plants don't cause "superweeds" (weeds that become resistant to herbicides). Applying the same herbicide and failing to rotate crops for years allows weeds immune from that herbicide to emerge, whether the crop is biotech or not.8 However, Bailey fails to mention risks of biotech foods containing allergens, which are mitigated by approval processes that prevent allergens from being in GMO products approved for human consumption.9

Bailey has special wrath for third-world activists who apparently would prefer their countrymen starve rather than eat donated GMO food. For example, Indian activist Vandana Shiva claimed that such donations resulted in Indian disaster victims being used as "guinea pigs" despite the fact that Americans have been eating such food for years. Shiva also blamed farmer suicides on biotech cotton, which nearly doubled production and slashed pesticide use.10

Emerging technologies are also likely to boost crop yields. Plants are dependent on naturally occurring microbes in soil, and tests indicate that coating seeds with favorable microbes enhances yields.11 Biotech scientists are also exploring ways of activating existing genes in plants that would make them better utilize water and nutrients.

Ausubel agrees that productivity of farmland has skyrocketed. Also, tastes have shifted from beef to chicken and farmed fish, which produce far more protein per pound of feed. And if food waste, currently at about a third of production, can be cut via better technology, further savings would occur. Ausubel argues that these factors, plus slowing population growth, suggest that peak farmland will occur despite improved nutrition. An area the size of India could revert back to nature in about 50 years.

Meanwhile, harvests of trees are shifting from slow growing northern forests to fast growing southern tree plantations. Ausubel wrote that Brazilian eucalyptus plantations annually provide 40 cubic meters of timber, compared with

7.4 in the U.S. southeast and 3.6 in northern areas. Assuming only that plantations in general are twice as productive as natural forests, if 75% of wood were to come from plantations rather than the current 33%, logging of natural forests would halve. In addition, paper is being displaced by technology, as mail, newspapers, magazines and books are delivered to electronic devices. These factors point to peak timberland.

The combination of some farmland reverting back to nature and increasing use of tree plantations has already resulted in reforestation in many parts of the world. Bailey notes that, excluding Brazil and Indonesia, forests of the world have increased about 2% since 1990.12

Bailey adds that known mineral reserves are defined as ores currently economically and technically practical to extract, while resources are ores eventually likely to be extracted.13 Reserves usually cover a few decades of consumption, spurring some to say that the minerals would subsequently be depleted. Yet miners have no incentive to find new supplies and develop new technologies for production that might be 20 or more years away. The United States Geological Survey estimates resources at well over 100 years of production for most minerals.

Production efficiency has also surged. Bailey cites data from University of Manitoba's Vacliv Smil showing that energy used to produce a ton of steel or synthetic nitrogen fertilizer dropped 80% since the year 1900 and to produce aluminum or cement, fell 70%. Energy to desalinate a gallon of water plunged 90% since 1970, and LED bulbs use about 90% less energy than incandescent bulbs producing the same amount of light. Bailey quotes a study calculating that material intensity per unit GDP in the United States dropped 75% since 1920.14

Ausubel notes that the economy is becoming dematerialized. A smartphone displaces a camera, film, a photo album, a radio, a tape or CD player, an alarm clock, a compass, a personal navigation device, a Rolodex, a calendar, maps, snail mail, newspapers, magazines, encyclopedias and of course a wired telephone. Also, people moving into cities consume less housing and transportation resources.

Ausubel refers to a study he conducted with Iddo Wernick and Paul Waggoner, which tracked usage of 100 commodities in the United States between 1900 and 2010. Some 36 have peaked in absolute use, with nasty commodities like asbestos and cadmium leading the way. The authors believe another 53 commodities are poised to peak, including electricity, petroleum, cropland and water. Only 11 commodities are likely to see growing demand, including chickens and special metals used in electronics or alloys.

Poor countries tend to tolerate pollution, but Bailey writes that once per capita GDP hits about $10,000, people demand a cleaner environment. China has reached that level and its sulfur dioxide emissions likely peaked in 2006,15 while its coal consumption may be peaking this year.16 Peak pollution occurred in the United States decades ago. Bailey cites U.S. Environmental Protection Agency data from 1980 and 2011, which states that GDP rose 128%, vehicle miles 94%, population 37% and energy consumption 26%, while total emissions of six principal air pollutants dropped 63%.17 As more countries reach middle and upper income status, worldwide pollution should drop. Output of carbon dioxide, which not long ago was labelled a pollutant, more recently peaked in the United States, largely due to plateauing electricity production and a shift from coal to natural gas fired production.18 Wind and solar power have helped a little and are ramping up quickly.

Oceans are the primary exception to these favorable trends, as fish biomass continues to be depleted. Ausubel notes that 40% of seafood is now raised by aquaculture, and if the upward trend continues oceans can rebound. Bailey believes that almost all environmental problems center in areas that no one owns or has direct responsibility for maintaining, like our oceans. Self-interest drives exploitation of common resources—catch the fish before someone else does, or pollute if there is no direct cost of doing so.19 Extensions of property rights and responsibilities can solve these sorts of problems.

Bailey agrees that climate change could become a significant problem, though so far the climate has warmed less than 97% of what the Intergovernmental Panel on Climate Change's (IPCC) models predicted. Also, given improvements in efficiency and dematerialization, carbon emissions will increase at predicted rates only if mankind continues to get rich. An IPCC-commissioned study created five scenarios for the year 2100, the middle scenario had the world population peak at 9.6 billion in 2065 and fall to 9.0 billion in 2100. Average income per person would hit $60,000, far above U.S. and world per capita income of

$42,000 and $10,000, respectively, achieved in 2010.20 Bailey notes that much of the world will be more able to afford the cost of climate change mitigation as time goes on.

Bailey also believes that clean energy will become less costly than fossil fuels. He notes that global photovoltaic capacity has grown 10-fold from 2008 to 2016. Levelized cost of solar fell from $323 per megawatt-hour to $72 now, and if current trends continue, will fall to $24 in 10 years. That's cheaper than natural gas powered electricity currently at $33 and coal at $62, but does not cover costs to store solar power when the sun isn't shining. Batteries and other storage methods are improving, and breakthroughs are possible.

In the meantime, Bailey advocates ending government subsidies for fossil fuels, which he wrote cost $544 billion worldwide in 2012. Since nitrogen fertilizers account for most greenhouse gas nitrous oxide emissions, Bailey also advocates ending subsidies for agriculture and fertilizers in order to reduce overuse of fertilizers. Finally, Bailey advocates deployment of nuclear reactors that are impossible to melt down and research on fast-breeder reactors.21 Geoengineering should be researched to counteract climate change, should the need arise.

Conclusions and farewell

Long-time readers may remember that past "Squirrel Chatters" have covered many of the issues discussed above. Over the past 11 years, I've written on demographics, agriculture, natural gas from shale, photovoltaic energy and batteries. Population is in fact in a peaking process. Existing technologies are improving at moderate rates, which over time compound into huge gains. Technology breakthroughs have happened occasionally, and the scientific press suggests more are on the horizon.22

I believe that the biggest risk to the rosy outlook is political. The public's knowledge of science is poor, and media and internet sources are often slanted. A recent editorial in Science magazine lamented the large opinion gap between scientists and the public on such issues as GMOs, vaccinations and global warming. Pressure groups could induce politicians to pass laws prohibiting or inhibiting progress. As I mentioned in my fourth quarter 2015 "Squirrel Chatter," the precautionary principle, which bans anything that might cause harm, would have stopped many of mankind's greatest innovations. Subject to these caveats, I agree with Bailey's statement, "[H]umanity can look hopefully forward in the twenty-first century to an age of environmental renewal."23

After 38 years, I will have fully retired from Columbia Wanger Asset Management by the time this essay is published. I've enjoyed being a security analyst and portfolio manager, and helping people achieve their financial goals. An additional benefit was being a witness to history, closely monitoring lots of favorable technological advancements and economic developments. I've also enjoyed writing "Squirrel Chatter," as it was a great excuse to do deep dives into interesting subjects and share the knowledge I gained. Thank you for reading and farewell.

Charles P. McQuaid

Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Columbia Acorn Trust Board of Trustees, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Richard Heinberg, Peak Everything, Waking Up to the Century of Declines, (British Columbia, Canada, New Society Publishers, 2007), p. 3 & 7.

2  Ibid., p. xv, xxii.

3  Ibid., p. 18, 44 & 55.

4  Ronald Bailey, The End of Doom: Environmental Renewal in the Twenty-first Century, (New York, St. Martin's Press, 2015), p. 40-42.

5  David P. Hess, "Green Aviation Reality Check," Aviation Week & Space Technology, April 10, 2016.

6  Bailey, op. cit., p. 2, 14 & 16.

7  Ibid., p. 134-135, 147 & 150.

8  Ibid., p. 139, 142, 155-156.

9  Charles Xu, "Nothing to Sneeze at: the Allergenicity of GMOs," Science in the News, Harvard University, August 10, 2015. http://sitn.hms.harvard.edu/flash/2015/
allergies-and-gmos/. Accessed on April 20, 2016.

10  Bailey, op. cit., p. 164.

11  "The BioAg Alliance Readies New Microbial Solution to Improve Corn Harvests," BusinessWire, January 6, 2016. http://www.businesswire.com/news/home/
20160106005940/en/BioAg-Alliance-Readies-Microbial-Solution-Improve-Corn. Accessed on March 18, 2016.

12  Bailey, op. cit., xvii.

13  Ibid., p. 53.

14  Ibid., p. 61 & xv.

15  ibid., p. 60.

16  "Gluts for punishment, China's industrial excess goes beyond steel," The Economist, April 9, 2016, p. 66.

17  Bailey, op. cit., p. 60.

18  Jesse H. Ausubel, "Nature Rebounds," Long Now Foundation Seminar, San Francisco, January 13, 2015, p. 10. http://phe.rockefeller.edu/docs/ Nature_Rebounds.pdf. Accessed on April 19, 2016.

19  Bailey, op. cit., p. xv.

20  Ibid., p. 180 & 193.

21  Ibid., p. 211, 222-223.

22  Robert F. Service, "Synthetic microbe has fewest genes, but many mysteries," Science, March 25, 2016, p. 1380-1381.

23  Bailey, op. cit., p. xix.

COLUMBIA ACORN FAMILY OF FUNDS

DESCRIPTIONS OF INDEXES INCLUDED IN THIS REPORT

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  MSCI AC Europe Small Cap Index (Net) captures a small-cap representation across 21 markets in Europe. The index covers approximately 14% of the free float-adjusted market capitalization across each market country in Europe.

•  MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.

•  MSCI ACWI ex USA SMID Cap Index (Net) captures a mid- and small-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging market countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.

•  MSCI Emerging Markets SMID Cap Index (Net) captures a mid- and small-cap representation across 23 emerging market countries. The index covers approximately 29% of the free float-adjusted market capitalization in each country.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  S&P Developed Ex-U.S. Between $2B and $10B® Index is a subset of the broad market selected by the index sponsor that represents the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B® Index represents the institutionally investable capital of 22 emerging market countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index currently consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  S&P Europe Between $500M and $5B® Index represents the institutionally investable capital of 16 European countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index consists of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. Between $500M and $5B® Index is a subset of the broad market selected by the index sponsor that represents the mid- and small-cap developed and emerging markets, excluding the United States.

•  S&P MidCap 400® Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

COLUMBIA ACORN® FUND

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/15	3/31/16
Purchases
Information
Ansys	912,317	1,138,317
Booz Allen Hamilton	0	2,290,000
Cadence Design Systems	2,722,087	3,476,086
CDW	0	1,233,000
CoreLogic	952,683	1,261,683
Cvent	1,364,000	1,849,000
ExlService Holdings	573,858	629,558
Factset Research Systems	0	319,000
FLIR Systems	1,095,634	1,582,634
Gartner	0	566,000
Global Eagle Entertainment	1,625,994	2,512,994
MA-COM Technology Solutions Holdings	565,500	795,500
Manhattan Associates	0	892,000
Ultimate Software	259,073	524,073
Vantiv	0	1,567,000
Verisign	521,885	782,885
Industrial Goods & Services
Acuity Brands	0	329,000
Axalta Coating Systems	802,000	1,172,000
Celanese	0	734,000
Expeditors International of Washington	1,959,000	2,874,000
International Flavors & Fragrances	0	260,000
Manpower	0	636,000
Stericycle	0	548,000
Toro	620,084	891,230
WABCO Holdings	204,681	326,681
Health Care
Align Technology	2,420,173	2,461,778
Celldex Therapeutics	2,428,687	2,640,414
Dentsply Sirona	519,314	791,444
Fluidigm	879,013	1,806,125
HealthSouth	1,270,314	2,059,989
IDEXX Laboratories	0	927,000
Medivation	0	1,569,000
Mednax	0	661,000
Quintiles Transnational Holdings	0	1,216,000
VWR	1,459,114	3,255,114
West Pharmaceutical Services	0	70,767
Consumer Goods & Services
Choice Hotels	502,751	1,007,751
Domino's Pizza	266,216	370,216
Five Below	333,020	620,000
Liberty TripAdvisor Holdings Class A	1,230,078	1,617,678
	Number of Shares
	12/31/15	3/31/16
Polaris Industries	377,600	973,600
Popeyes Louisiana Kitchen	350,835	534,835
Rollins	0	1,175,000
Tenneco	649,825	939,825
Ulta Salon Cosmetics & Fragrance	0	359,000
Under Armour	0	319,000
Williams-Sonoma	322,873	1,242,873
Finance
Affiliated Managers Group	0	332,000
CBOE Holdings	0	963,000
Lazard	0	1,036,000
Signature Bank	0	346,000
Other Industries
EdR	1,645,545	2,349,545
Jones Lang LaSalle	371,057	820,057
Old Dominion Freight Lines	0	636,000
Energy & Minerals
Diamondback Energy	0	462,000

COLUMBIA ACORN® FUND

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	12/31/15	3/31/16
Sales
Information
Amphenol	2,088,490	973,208
Bankrate	7,126,562	3,729,361
Crown Castle International	580,000	550,215
Dun & Bradstreet	199,170	0
F5 Networks	608,935	411,935
Globalstar	32,426,846	0
GTT Communications	1,627,005	1,455,841
Hackett Group	1,899,313	0
IMAX (Canada)	377,557	0
inContact	977,714	0
Infinera	1,190,676	0
IPG Photonics	718,595	392,226
Lamar Advertising	494,476	427,214
Liberty Global Series A	496,525	0
Liberty Global Series C	172,695	0
RetailMeNot	2,317,245	0
RPX	1,489,073	0
Sanmina	2,665,548	0
Towerstream	3,160,830	0
Trimble Navigation	1,025,328	0
VeriFone Holdings	764,958	0
Verint Systems	970,045	0
Verisk Analytics	725,363	483,363
Vonage	13,576,409	7,493,505
Zebra Technologies	305,828	0
Industrial Goods & Services
Allegion	413,275	0
Ametek	2,175,776	1,077,776
Donaldson	4,224,911	2,619,091
Dorman Products	644,535	0
ESCO Technologies	580,773	0
Generac	1,984,598	1,178,508
HEICO	1,752,993	1,085,754
LKQ	4,828,531	2,039,347
Moog	233,031	0
Nordson	1,231,500	409,747
Quanta Services	3,817,357	0
Thermon	885,915	0
WESCO International	532,911	0
Heath Care
Abaxis	432,548	0
Akorn	1,848,388	1,518,879
Cepheid	3,554,970	1,953,970
Envision Healthcare Holdings	989,102	0
Ultragenyx Pharmaceutical	737,622	700,940
Wright Medical Group	1,522,425	0
	Number of Shares
	12/31/15	3/31/16
Consumer Goods & Services
Avis Budget Group	1,689,192	0
Blackhawk Network	782,952	0
Casey's General Stores	168,680	0
Expedia	150,700	0
Fossil	955,020	0
Gaiam	1,893,824	0
Gentex	3,816,287	3,647,910
Hertz	3,043,059	0
Knoll	1,703,440	0
Quotient Technology	4,634,954	3,599,977
Select Comfort	1,607,263	1,255,859
The Chefs' Warehouse	481,337	0
The Fresh Market	1,858,484	0
Finance
Associated Banc-Corp	3,607,174	1,651,174
CNO Financial Group	4,070,959	2,245,695
First Busey	881,185	0
Leucadia National	2,816,479	0
MB Financial	1,333,074	923,074
McGrath Rentcorp	679,077	0
Sandy Spring Bancorp	666,576	0
Sprott (Canada)	10,694,100	0
WEX	570,235	0
Other Industries
Eversource Energy	812,774	0
Heartland Express	2,832,071	2,152,113
JB Hunt Transport Services	518,731	362,731
Post Properties	504,991	0
Rush Enterprises, Class A	1,006,783	0
Energy & Minerals
Alamos Gold (Canada)	2,200,000	0
Argonaut Gold (Canada)	3,868,000	0
Core Labs (Netherlands)	260,478	0
First Majestic (Canada)	2,148,000	0
Kaminak Gold	2,511,500	0
Kirkland Lake Gold (Canada)	5,119,843	0
ShaMaran Petroleum (Iraq)	90,046,000	0

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2016

Number of Shares		Value
		Equities: 98.7%
Information 28.2%
	> Business Software 7.5%
1,138,317	Ansys (a)	$101,833,839
	Simulation Software for Engineers & Designers
524,073	Ultimate Software (a)	101,408,126
	Human Capital Management Systems
3,476,086	Cadence Design Systems (a)	81,966,131
	Electronic Design Automation Software
892,000	Manhattan Associates (a)	50,728,040
	Supply Chain Management Software & Services
1,849,000	Cvent (a)	39,568,600
	Software for Corporate Event Planners & Marketing Platform for Hotels
459,465	NetSuite (a)	31,468,758
	Enterprise Software Delivered via the Web
611,961	DemandWare (a)	23,927,675
	E-Commerce Website Platform for Retailers & Apparel Manufacturers
499,178	SPS Commerce (a)	21,434,703
	Supply Chain Management Software Delivered via the Web
1,136,747	Textura (a)(b)	21,177,597
	Construction Vendor Management Software
		473,513,469
	> Computer Services 4.2%
2,290,000	Booz Allen Hamilton	69,341,200
	IT Consulting for U.S. Government
566,000	Gartner (a)	50,572,100
	IT Research & Consulting Services
1,642,586	WNS - ADR (a)	50,328,835
	Offshore Business Process Outsourcing Services
1,418,272	Genpact (a)	38,562,816
	Business Process Outsourcing
629,558	ExlService Holdings (a)	32,611,104
	Business Process Outsourcing
691,671	Virtusa (a)	25,909,996
	Offshore IT Outsourcing
		267,326,051
	> Financial Processors 2.5%
1,567,000	Vantiv (a)	84,429,960
	Credit Card Processor
1,261,683	CoreLogic (a)	43,780,400
	Data Processing Services for Real Estate, Insurance & Mortgages
468,625	Global Payments	30,601,213
	Credit Card Processor
		158,811,573
	> Business Information & Marketing Services 2.5%
319,000	Factset Research Systems	48,338,070
	Securities Data Purveyor
Number of Shares		Value
483,363	Verisk Analytics (a)	$38,630,371
	Risk & Decision Analytics
2,370,162	Navigant Consulting (a)(c)	37,472,261
	Financial Consulting Firm
3,729,361	Bankrate (a)	34,198,240
	Internet Advertising for Credit Cards, Banking/Mortgages/ Loans & Senior Living
		158,638,942
	> Instrumentation 2.3%
170,447	Mettler-Toledo International (a)	58,763,308
	Laboratory Equipment
1,582,634	FLIR Systems	52,147,790
	Infrared Cameras
392,226	IPG Photonics (a)	37,685,074
	Fiber Lasers
		148,596,172
	> Internet Related 1.6%
782,885	Verisign (a)	69,316,638
	Internet Domain Registry for .COM/.NET
7,493,505	Vonage (a)	34,245,318
	Business & Consumer Internet Telephony
		103,561,956
	> Mobile Communications 1.6%
550,215	Crown Castle International	47,593,597
	Communications Towers
2,512,994	Global Eagle Entertainment (a)	21,410,709
	Provider of Entertainment & Wi-Fi on Airplanes
185,000	SBA Communications (a)	18,531,450
	Communications Towers
1,264,104	Gogo (a)(b)	13,917,785
	Provider of Wi-Fi on Airplanes
		101,453,541
	> Semiconductors & Related Equipment 1.3%
795,500	MA-COM Technology Solutions Holdings (a)	34,834,945
	Radio Frequency, Microwave & Millimeterwave Semiconductors
247,161	Littelfuse	30,427,991
	Little Fuses
298,243	Monolithic Power Systems	18,980,184
	High Performance Analog & Mixed Signal Integrated Circuits
		84,243,120
	> Computer Hardware & Related Equipment 1.2%
973,208	Amphenol	56,270,887
	Electronic Connectors
356,373	Rogers (a)	21,336,051
	Printed Circuit Materials & High Performance Foams
		77,606,938

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Telephone & Data Services 1.0%
1,455,841	GTT Communications (a)	$24,079,610
	Provider of High Capacity Data Transit
2,727,319	Boingo Wireless (a)(c)	21,054,903
	Wi-Fi & Cellular Communications Networks
626,192	Zayo Group Holdings (a)	15,178,894
	Fiber Optic Data Communications
		60,313,407
	> Telecommunications Equipment 0.9%
411,935	F5 Networks (a)	43,603,320
	Internet Traffic Management Equipment
829,420	CalAmp (a)	14,871,500
	Machine-to-machine Communications
		58,474,820
	> Electronics Distribution 0.8%
1,233,000	CDW	51,169,500
	Value Added Reseller of IT Products & Services
	> Advertising 0.4%
427,214	Lamar Advertising	26,273,661
	Outdoor Advertising
	> Cable TV 0.4%
951,000	Starz (a)	25,039,830
	Premium CATV channel network
Information: Total		1,795,022,980
Industrial Goods & Services 20.3%
	> Machinery 7.5%
2,619,091	Donaldson	83,575,194
	Industrial Air Filtration
891,230	Toro	76,752,728
	Turf Maintenance Equipment
537,743	Middleby (a)	57,414,820
	Manufacturer of Cooking Equipment
1,077,776	Ametek	53,867,244
	Aerospace/Industrial Instruments
1,085,754	HEICO	51,681,890
	FAA-approved Aircraft Replacement Parts
1,178,508	Generac (a)	43,887,638
	Standby Power Generators
1,023,931	Oshkosh Corporation	41,848,060
	Specialty Truck Manufacturer
326,681	WABCO Holdings (a)	34,928,733
	Truck & Bus Component Supplier
409,747	Nordson	31,157,162
	Dispensing Systems for Adhesives & Coatings
		475,113,469
	> Other Industrial Services 6.3%
2,874,000	Expeditors International of Washington	140,279,940
	International Freight Forwarder
Number of Shares		Value
2,172,804	Robert Half International	$101,209,210
	Temporary & Permanent Staffing in Finance, Accounting & other Professions
2,039,347	LKQ (a)	65,116,350
	Alternative Auto Parts Distribution
636,000	Manpower	51,783,120
	Global Temporary Staffing Provider
953,378	Forward Air	43,207,091
	Freight Transportation Between Airports
		401,595,711
	> Industrial Materials & Specialty Chemicals 2.7%
872,634	Drew Industries	56,249,987
	RV & Manufactured Home Components
734,000	Celanese	48,077,000
	Commodity & Specialty Chemicals Provider
1,172,000	Axalta Coating Systems (a)	34,222,400
	Leading Global Manufacturer of High Performance Coatings
260,000	International Flavors & Fragrances	29,580,200
	Flavors & Fragrances
		168,129,587
	> Construction 1.6%
46,070	NVR (a)	79,811,668
	Homebuilder
2,269,946	PGT (a)	22,336,269
	Wind Resistant Windows & Doors
		102,147,937
	> Electrical Components 1.1%
329,000	Acuity Brands	71,768,060
	Commercial Lighting Fixtures
	> Waste Management 1.1%
548,000	Stericycle (a)	69,152,120
	Medical Waste Disposal
Industrial Goods & Services: Total		1,287,906,884
Health Care 16.1%
	> Medical Supplies 4.4%
3,255,114	VWR (a)	88,083,385
	Distributor of Lab Supplies
1,953,970	Cepheid (a)	65,184,439
	Molecular Diagnostics
606,405	Bio-Techne	57,317,401
	Maker of Consumables & Systems for the Life Science Market
791,444	Dentsply Sirona	48,776,694
	Leading Dental Supplies Manufacturer
1,806,125	Fluidigm (a)(b)(c)	14,575,429
	Life Sciences Equipment & Consumables
70,767	West Pharmaceutical Services	4,905,568
	Components & Systems for Injectable Drug Delivery
		278,842,916

Number of Shares		Value
	> Medical Equipment & Devices 3.9%
2,461,778	Align Technology (a)	$178,946,643
	Invisalign System to Correct Malocclusion (Crooked Teeth)
927,000	IDEXX Laboratories (a)	72,602,640
	Diagnostic Equipment & Services for Veterinarians
		251,549,283
	> Health Care Services 3.9%
1,216,000	Quintiles Transnational Holdings (a)	79,161,600
	Contract Research Organization
2,059,989	HealthSouth	77,517,386
	Inpatient Rehabilitation Facilities & Home Health Care
1,197,495	Medidata Solutions (a)	46,355,031
	Cloud-based Software for Drug Studies
661,000	Mednax (a)	42,713,820
	Physician Management for Pediatric & Anesthesia Practices
		245,747,837
	> Biotechnology & Drug Delivery 3.3%
1,569,000	Medivation (a)	72,142,620
	Development & Marketing of Cancer Drugs
700,940	Ultragenyx Pharmaceutical (a)	44,376,511
	Biotech Focused on "Ultra-Orphan" Drugs
1,140,477	Seattle Genetics (a)	40,019,338
	Antibody-based Therapies for Cancer
139,937	Intercept Pharmaceuticals (a)(b)	17,977,706
	Biotech Developing Drugs for Several Diseases
754,526	Sarepta Therapeutics (a)	14,728,348
	Biotech Focused on Rare Diseases
284,060	Agios Pharmaceuticals (a)(b)	11,532,836
	Biotech Focused on Cancer & Orphan Diseases
2,640,414	Celldex Therapeutics (a)(b)	9,980,765
	Biotech Developing Drugs for Cancer
359,944	MicroDose Therapeutx (a)(d)(e)(f)	—
	Drug Inhaler Development
		210,758,124
	> Pharmaceuticals 0.6%
1,518,879	Akorn (a)	35,739,223
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
Health Care: Total		1,022,637,383
Consumer Goods & Services 15.8%
	> Restaurants 3.1%
919,506	Papa John's International	49,828,030
	Franchisor of Pizza Restaurants
370,216	Domino's Pizza	48,816,682
	Franchisor of Pizza Restaurants
1,453,484	Fiesta Restaurant Group (a)(c)	47,645,205
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
Number of Shares		Value
534,835	Popeyes Louisiana Kitchen (a)	$27,843,510
	Popeyes Restaurants
467,892	Dunkin Brands	22,070,466
	Franchisor of Quick Service Restaurants
		196,203,893
	> Retail 3.0%
359,000	Ulta Salon Cosmetics & Fragrance (a)	69,552,660
	Specialty Beauty Product Retailer
1,242,873	Williams-Sonoma	68,034,868
	Home Goods & Furnishing Retailer
784,000	Cato	30,223,200
	Women's Apparel Retailing, Focusing on Private Labels & Low Prices
620,000	Five Below (a)	25,630,800
	Low-price Specialty Retailer Targeting Pre-teens, Teens & Parents
		193,441,528
	> Travel 3.0%
746,138	Vail Resorts	99,758,651
	Ski Resort Operator & Developer
1,007,751	Choice Hotels	54,468,942
	Franchisor of Budget Hotel Brands
1,617,678	Liberty TripAdvisor Holdings Class A (a)	35,847,744
	Holding Company for Trip Advisor
		190,075,337
	> Other Durable Goods 2.5%
3,647,910	Gentex	57,235,708
	Manufacturer of Auto Parts
939,825	Tenneco (a)	48,410,386
	Auto Parts for Emission Control, Suspension
287,798	Cavco Industries (a)	26,897,601
	Manufactured Homes
1,255,859	Select Comfort (a)	24,351,106
	Specialty Mattresses
		156,894,801
	> Leisure Products 1.5%
973,600	Polaris Industries	95,880,128
	Leisure Vehicles & Related Products
	> Other Consumer Services 1.1%
3,599,977	Quotient Technology (a)(b)	38,159,756
	Allows CPGs to Digitally Distribute Coupons, Advertising & Trade Promotion
1,175,000	Rollins	31,866,040
	Pest Control & Wildlife Removal Services
		70,025,756
	> Nondurables 0.6%
2,964,000	HRG Group (a)	41,288,520
	Holding Company

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Consumer Electronics 0.6%
1,003,000	iRobot (a)	$35,405,900
	Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots
	> Apparel 0.4%
319,000	Under Armour (a)	27,060,770
	Athletic Apparel, Footwear & Accessories
Consumer Goods & Services: Total		1,006,276,633
Finance 8.1%
	> Brokerage & Money Management 3.2%
1,851,021	Eaton Vance	62,046,224
	Specialty Mutual Funds
332,000	Affiliated Managers Group (a)	53,916,800
	Asset Manager Holding Company
1,075,849	SEI Investments	46,315,299
	Mutual Fund Administration & Investment Management
1,036,000	Lazard	40,196,800
	Corporate Advisory & Asset Management
		202,475,123
	> Banks 2.2%
936,224	BOK Financial	51,136,555
	Tulsa-based Southwest Bank
923,074	MB Financial	29,953,751
	Chicago Bank
1,651,174	Associated Banc-Corp	29,622,062
	Midwest Bank
264,495	SVB Financial Group (a)	26,991,715
	Bank to Venture Capitalists
		137,704,083
	> Insurance 1.0%
2,245,695	CNO Financial Group	40,242,854
	Life, Long-term Care & Medical Supplement Insurance
737,341	Allied World Assurance Company Holdings	25,762,695
	Commercial Lines Insurance/ Reinsurance
		66,005,549
	> Specialized Finance 1.0%
963,000	CBOE Holdings	62,912,790
	Marketplace for Trading Options & Futures
	> Savings & Loans 0.7%
346,000	Signature Bank (a)	47,097,520
	New York City Metro Area Bank
Finance: Total		516,195,065
Other Industries 7.9%
	> Real Estate 6.1%
2,349,545	EdR	97,741,072
	Student Housing
820,057	Jones Lang LaSalle	96,209,087
	Real Estate Services
Number of Shares		Value
602,013	Extra Space Storage	$56,264,135
	Self Storage Facilities
145,898	Amerco	52,130,814
	North American Moving & Storage King
328,308	Federal Realty	51,232,464
	Shopping Centers & Mixed Use Projects
1,548,707	Terreno Realty	36,317,179
	Industrial Properties
		389,894,751
	> Transportation 1.8%
636,000	Old Dominion Freight Lines (a)	44,278,320
	LTL Trucker
2,152,113	Heartland Express	39,921,696
	Regional Trucker
362,731	JB Hunt Transport Services	30,556,460
	Truck & Intermodal Carrier
		114,756,476
Other Industries: Total		504,651,227
Energy & Minerals 2.3%
	> Oil & Gas Producers 1.7%
462,000	Diamondback Energy (a)	35,657,160
	Oil & Gas Producer in Texas
318,103	Cimarex Energy	30,941,879
	Oil & Gas Producer in Texas, New Mexico & Oklahoma
376,730	PDC Energy (a)	22,396,598
	Oil & Gas Producer in the United States
668,313	Carrizo Oil & Gas (a)	20,664,238
	Oil & Gas Producer
		109,659,875
	> Oil Services 0.5%
1,362,854	ShawCor (Canada)	29,623,383
	Oil & Gas Pipeline Products
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	4,665,340
	Farmland Operator in Uruguay
Energy & Minerals: Total		143,948,598
Total Equities: 98.7% (Cost: $4,357,811,338)		6,276,638,770	(g)
Short-Term Investments 0.5%
27,577,253	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.25%)	27,577,253
Total Short-Term Investments: 0.5% (Cost: $27,577,253)		27,577,253

Number of Shares		Value
Securities Lending Collateral 0.5%
33,807,275	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.20%) (h)	$33,807,275
Total Securities Lending Collateral: 0.5% (Cost: $33,807,275)		33,807,275
Total Investments: 99.7% (Cost: $4,419,195,866)(i)		6,338,023,298	(j)
Obligation to Return Collateral for Securities Loaned: (0.5)%		(33,807,275)
Cash and Other Assets Less Liabilities: 0.8%		54,539,039
Net Assets: 100.0%		$6,358,755,062

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2016. The total market value of securities on loan at March 31, 2016 was $33,934,861.

(c)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2016, are as follows:

Security	Balance of Shares Held 12/31/15	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/16	Value	Dividend
Fiesta Restaurant Group	1,453,484	-	-	1,453,484	$47,645,205	$-
Quotient Technology Inc. (1)	4,634,954	-	1,034,977	3,599,977	38,159,756	-
Navigant Consulting	2,370,162	-	-	2,370,162	37,472,261	-
Vonage (1)	13,576,409	-	6,082,904	7,493,505	34,245,318	-
Bankrate (1)	7,126,562	-	3,397,201	3,729,361	34,198,240	-
Boingo Wireless	2,727,319	-	-	2,727,319	21,054,903	-
Fluidigm	879,013	927,112	-	1,806,125	14,575,429	-
Gaiam (1)	1,893,824	-	1,893,824	-	-	-
Hackett Group (1)	1,899,313	-	1,899,313	-	-	-
Kirkland Lake Gold (1)	5,119,843	-	5,119,843	-	-	-
ShaMaran Petroleum (1)	90,046,000	-	90,046,000	-	-	-
Total of Affiliated Transactions	131,726,883	927,112	109,474,062	23,179,933	$227,351,112	$-

(1)  At March 31, 2016, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at March 31, 2016, was $113,103,333 and $120,747,798, respectively. Investments in affiliated companies represented 1.90% of the Fund's total net assets at March 31, 2016.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2016, the market value of these securities amounted to $4,665,340, which represented 0.07% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$4,665,340
MicroDose Therapeutx Contingent Value Rights	8/14/13	359,944	-	-
			$15,000,000	$4,665,340

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(f)  Security has no value.

(g)  On March 31, 2016, the market value of foreign securities represented 0.54% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$29,623,383	0.47
Uruguay	4,665,340	0.07
Total Foreign Portfolio	$34,288,723	0.54

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At March 31, 2016, for federal income tax purposes, the cost of investments was approximately $4,419,195,866 and net unrealized appreciation was $1,918,827,432 consisting of gross unrealized appreciation of $2,114,989,738 and gross unrealized depreciation of $196,162,306.

(j)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2015.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of March 31, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Equities
Information	$1,795,022,980	$-	$-		$1,795,022,980
Industrial Goods & Services	1,287,906,884	-	-		1,287,906,884
Health Care	1,022,637,383	-	0	(a)	1,022,637,383
Consumer Goods & Services	1,006,276,633	-	-		1,006,276,633
Finance	516,195,065	-	-		516,195,065
Other Industries	504,651,227	-	-		504,651,227
Energy & Minerals	139,283,258	-	4,665,340		143,948,598
Total Equities	6,271,973,430	-	4,665,340		6,276,638,770
Total Short-Term Investments	27,577,253	-	-		27,577,253
Total Securities Lending Collateral	33,807,275	-	-		33,807,275
Total Investments	$6,333,357,958	$-	$4,665,340		$6,338,023,298

(a)  Rounds to zero.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN INTERNATIONAL®

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/15	3/31/16
Purchases
Europe
> United Kingdom
easyJet	0	1,377,000
Halfords	6,222,700	6,314,852
Next	296,000	657,000
Ocado	5,908,000	8,388,000
Rightmove	1,480,181	1,746,181
Shaftesbury	2,100,000	4,723,313
> Germany
Fielmann	0	610,000
Wirecard	2,145,000	2,380,000
Zalando	994,520	1,660,000
> Sweden
Millicom International Cellular	590,000	850,000
Trelleborg	1,317,000	4,744,000
> Switzerland
Actelion	0	310,000
Givaudan	0	29,100
> Denmark
Novozymes	1,647,800	2,908,544
> Spain
Prosegur	9,976,000	10,692,000
> France
Elior Group	0	2,023,000
Legrand	621,000	906,000
> Netherlands
ASM International	0	606,900
Brunel	858,156	870,217
Gemalto	650,000	756,000
> Italy
Brembo	0	48,500
Asia
> Japan
Aeon Financial Service	1,260,000	1,776,000
Aeon Mall	3,355,000	4,080,000
Aica Kogyo	1,237,000	1,437,000
Bandai Namco	1,517,000	2,355,700
Disco	361,400	385,400
Dowa Holdings	3,400,000	5,000,000
Hikari Tsushin	281,900	551,700
Hoshizaki Electric	320,000	450,000
Japan Airport Terminal	450,000	750,000
Makita	0	550,000
MonotaRO	0	869,000
NGK Spark Plug	1,190,000	1,550,000
OSG	1,230,000	1,800,000
Otsuka	532,000	742,000
Recruit Holdings	1,702,000	2,132,400
	Number of Shares
	12/31/15	3/31/16
Sega Sammy Holdings	2,083,000	2,900,000
Seria	0	59,000
Seven Bank	6,500,000	10,700,000
Sony Financial Holdings	2,400,000	2,523,800
Suruga Bank	2,100,000	2,900,000
> Taiwan
Advantech	3,843,686	4,243,686
Largan Precision	369,000	437,000
Vanguard International Semiconductor	22,456,000	25,313,000
> Korea
CJ Corp	200,271	256,310
Korea Investment Holdings	858,602	989,002
KT&G	478,317	622,317
> China
China Everbright International	33,500,000	64,000,000
Sihuan Pharmaceutical Holdings Group	90,360,000	173,400,001
> Hong Kong
Samsonite International	12,000,000	18,000,000
Value Partners	60,000,000	67,979,000
> India
Adani Ports & Special Economic Zone	6,095,000	9,413,000
TVS Motor	0	3,050,431
> Thailand
Airports of Thailand	4,360,000	5,000,000
> Indonesia
Matahari Department Store	15,103,600	22,193,600
Tower Bersama Infrastructure	27,920,000	43,966,800
Other Countries
> Canada
Boardwalk Real Estate Investment Trust	0	199,274
CCL Industries	633,741	712,923
PrairieSky Royalty	1,875,000	2,208,000
Vermilion Energy	1,449,000	1,651,000
> Australia
Amcor	3,692,000	5,950,000
IAG	12,604,154	16,600,000
> United States
Cepheid	0	1,064,000
Latin America
> Mexico
Grupo Aeroportuario del Sureste - ADR	300,000	396,000
> Guatemala
Tahoe Resources	2,320,000	3,242,476

	Number of Shares
	12/31/15	3/31/16
Sales
Europe
> United Kingdom
Assura	41,580,000	0
Babcock International	2,392,000	0
Cable and Wireless	22,365,095	0
Connect Group	10,425,001	0
Elementis	5,650,001	0
Fidessa Group	165,813	0
Polypipe	6,037,800	1,416,057
PureCircle	3,075,000	1,078,904
WH Smith	2,638,000	2,097,000
> Germany
Deutsche Boerse	575,000	0
Rational	75,000	60,300
> Sweden
Modern Times Group	1,072,742	0
Sweco	3,290,652	2,117,652
Swedish Match	967,247	0
> Switzerland
Inficon	48,450	0
Panalpina Welttransport Holding	190,000	0
> Denmark
SimCorp	1,932,063	1,300,063
> Spain
Distribuidora Internacional de Alimentación	16,973,000	11,975,000
> Netherlands
Arcadis	1,573,025	0
Core Labs	255,510	0
Vopak	718,124	0
> Finland
Sponda	5,462,710	0
Tikkurila	1,033,175	842,036
> Italy
Hera	8,951,000	8,693,952
Industria Macchine Automatiche	459,000	0
> Norway
Atea	2,612,959	979,106
Orkla	3,934,736	0
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	2,130,426	233,780
	Number of Shares
	12/31/15	3/31/16
Asia
> Japan
Aozora Bank	9,840,000	0
Ariake Japan	833,800	557,000
Asahi Intecc	780,000	724,000
Capcom	1,226,050	972,050
Doshisha	1,340,300	777,500
Ebara	7,130,000	0
FamilyMart	1,447,000	1,247,800
Icom	426,900	119,200
IHI	15,800,000	0
JIN	930,000	803,100
Kansai Paint	2,340,900	0
Kintetsu World Express	1,548,800	1,055,000
NGK Insulators	1,400,000	0
Nippon Shokubai	405,400	0
Park24	1,463,000	0
Relia	2,210,300	1,829,800
Santen Pharmaceutical	2,451,000	2,283,000
Tamron	837,200	0
Toto	775,000	0
Yamaguchi Financial Group	1,164,000	0
> Taiwan
Delta Electronics	7,251,036	0
Far EasTone Telecom	23,150,000	22,000,000
Novatek Microelectronics	2,126,000	1,060,000
> Korea
LF Corp	619,802	37,477
> China
AMVIG Holdings	33,609,500	0
CAR Inc	26,542,000	0
Jiangnan Group	85,498,000	0
NewOcean Energy	46,044,000	32,500,000
Phoenix Healthcare Group	2,643,000	0
TravelSky Technology	21,449,000	20,348,000
> Hong Kong
Mapletree Greater China Commercial Trust	50,903,000	0
Vitasoy International	15,000,000	0
> India
Amara Raja	363,454	0
Colgate Palmolive India	1,809,000	0
Container Corporation of India	1,505,000	0
United Breweries	1,850,000	1,506,698
Zee Entertainment Enterprises	13,478,000	10,092,584
> Singapore
China Everbright Water	3,989,300	0
Petra Foods	8,192,300	0
Singapore Exchange	11,000,000	8,124,700

COLUMBIA ACORN INTERNATIONAL®

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	12/31/15	3/31/16
Sales (continued)
Asia—continued
> Indonesia
Link Net	33,000,000	3,708,300
> Philippines
Melco Crown (Philippines) Resorts	90,000,000	0
Puregold Price Club	30,000,000	12,000,000
Robinsons Retail Holdings	9,700,000	0
> Cambodia
Nagacorp	27,493,900	0
Other Countries
> Canada
Ag Growth	556,758	0
Keyera	1,192,000	0
Onex Capital	490,200	0
Rona	2,115,898	0
ShawCor	1,067,730	0
> Australia
Challenger Financial	2,800,000	0
Domino's Pizza Enterprises	2,200,000	1,648,566
> United States
Bladex	1,307,000	0
> New Zealand
Auckland International Airport	10,000,000	7,219,755
Latin America
> Brazil
Localiza Rent a Car	3,500,000	0

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2016

Number of Shares		Value
		Equities: 95.3%
Europe 44.8%
	> United Kingdom 13.3%
1,746,181	Rightmove	$105,609,820
	Internet Real Estate Listings
1,253,571	Spirax Sarco	65,536,029
	Steam Systems for Manufacturing & Process Industries
13,812,000	Regus	62,825,280
	Rental of Office Space in Full Service Business Center
4,723,313	Shaftesbury	61,800,915
	London Prime Retail REIT
4,399,000	Halma	57,589,119
	Health & Safety Sensor Technology
2,097,000	WH Smith	54,754,789
	Newsprint, Books & General Stationery Retailer
3,560,000	Domino's Pizza UK & Ireland	51,539,516
	Pizza Delivery in the UK, Ireland & Switzerland
657,000	Next	50,955,249
	Clothes & Home Retailer in the UK
3,000,000	Smith & Nephew	49,464,423
	Medical Equipment & Supplies
1,125,000	Croda International	49,103,565
	Oleochemicals & Industrial Chemicals
16,251,000	Rentokil Initial	41,265,979
	Pest Control, Washroom & Workwear Service Provider
6,314,852	Halfords	35,925,086
	UK Retailer of Leisure Goods & Auto Parts
5,965,000	DS Smith	34,954,284
	Packaging
8,388,000	Ocado (a)(b)	34,949,097
	Online Grocery Retailer
4,033,732	Abcam	34,181,322
	Online Sales of Antibodies
1,377,000	easyJet	30,041,493
	European Low Cost Airline
1,416,057	Polypipe	6,491,924
	Manufacturer of Plastic Piping & Fittings
1,078,904	PureCircle (a)(b)	5,876,763
	Natural Sweeteners
		832,864,653
	> Germany 6.4%
2,380,000	Wirecard (b)	90,183,111
	Online Payment Processing & Risk Management
691,000	MTU Aero Engines	66,276,280
	Airplane Engine Components & Services
1,067,000	NORMA Group	59,772,067
	Clamps for Automotive & Industrial Applications
1,660,000	Zalando (a)	54,495,160
	Online Platform for Apparel Sales
Number of Shares		Value
8,700,000	Telefonica Deutschland	$47,132,606
	Mobile & Fixed-line Communications in Germany
610,000	Fielmann	46,297,729
	Retail Optician Chain
60,300	Rational	32,228,634
	Commercial Ovens
		396,385,587
	> Sweden 6.1%
4,744,000	Trelleborg	93,848,600
	Manufacturer of Sealing, Dampening & Protective Solutions for Industry
7,587,376	Unibet	86,124,066
	European Online Gaming Operator
2,055,208	Hexagon	79,998,242
	Design, Measurement & Visualization Software & Equipment
850,000	Millicom International Cellular	46,456,441
	Telecoms Operator in Latin America & Africa
2,117,652	Sweco	34,797,496
	Engineering Consultants
916,000	Mekonomen	22,679,272
	Nordic Integrated Wholesaler/ Retailer of Automotive Parts & Service
849,000	Recipharm (b)	15,896,037
	Contract Development Manufacturing Organization
		379,800,154
	> Switzerland 4.6%
249,500	Partners Group	100,287,817
	Private Markets Asset Management
228,300	Geberit	85,308,294
	Plumbing Systems
29,100	Givaudan	57,077,219
	Fragrances & Flavors
310,000	Actelion	46,328,324
	Swiss Orphan Drug Company
		289,001,654
	> Denmark 4.2%
2,908,544	Novozymes	130,759,006
	Industrial Enzymes
700,000	William Demant Holding (a)	70,390,166
	Manufacture & Distribution of Hearing Aids & Diagnostic Equipment
1,300,063	SimCorp	59,995,272
	Software for Investment Managers
		261,144,444
	> Spain 3.1%
11,975,000	Distribuidora Internacional de Alimentación	62,217,915
	Discount Retailer in Spain & Latin America
10,692,000	Prosegur	60,223,802
	Security Guards
627,000	Viscofan	37,563,836
	Sausage Casings Maker
975,553	Bolsas y Mercados Españoles	31,470,812
	Spanish Stock Markets
		191,476,365

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> France 2.9%
906,000	Legrand	$50,768,504
	Electrical Components
1,496,610	Eutelsat	48,347,949
	Fixed Satellite Services
2,023,000	Elior Group	44,358,987
	Contract Caterer & Travel Concessionary
99,000	Eurofins Scientific	36,313,398
	Food, Pharmaceuticals & Materials Screening & Testing
		179,788,838
	> Netherlands 2.8%
2,103,770	Aalberts Industries	72,989,385
	Flow Control & Heat Treatment
756,000	Gemalto (b)	55,890,589
	Digital Security Solutions
606,900	ASM International	27,185,130
	Semiconductor Manufacturing Equipment Provider
870,217	Brunel (b)	18,324,016
	Temporary Specialist & Energy Staffing
		174,389,120
	> Finland 0.8%
1,387,000	Konecranes (b)	33,112,042
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
842,036	Tikkurila	15,292,116
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
		48,404,158
	> Italy 0.5%
8,693,952	Hera	25,978,614
	Northern Italian Utility
48,500	Brembo	2,508,301
	Original Equipment, Racing & Aftermarket Brakes for the Automotive Industry
		28,486,915
	> Norway 0.1%
979,106	Atea	9,347,695
	Nordic IT Hardware/Software Reseller & Integrator
	> Kazakhstan —%
233,780	Halyk Savings Bank of Kazakhstan - GDR	981,876
	Retail Bank & Insurer in Kazakhstan
Europe: Total		2,792,071,459
Asia 37.6%
	> Japan 21.4%
2,132,400	Recruit Holdings	65,018,313
	Recruitment & Media Services
1,247,800	FamilyMart	64,805,070
	Convenience Store Operator
Number of Shares		Value
4,080,000	Aeon Mall	$60,364,362
	Suburban Shopping Mall Developer, Owner & Operator
1,640,000	Glory	55,701,927
	Currency Handling Systems & Related Equipment
2,355,700	Bandai Namco	51,350,525
	Branded Toys & Related Content
2,900,000	Suruga Bank	50,890,672
	Regional Bank
964,900	Ezaki Glico	49,424,834
	Confectionary, Ice Cream & Dairy Products
3,600,000	Ushio	47,791,119
	Industrial Light Sources
10,700,000	Seven Bank	45,668,393
	ATM Processing Services
18,600	Japan Retail Fund	44,657,732
	Retail REIT in Japan
551,700	Hikari Tsushin	41,984,156
	Office IT/Mobiles/Insurance Distribution
1,776,000	Aeon Financial Service	41,811,122
	Diversified Consumer-related Finance Company in Japan
742,000	Otsuka	39,141,399
	One-stop IT Services & Office Supplies Provider
450,000	Hoshizaki Electric	37,534,830
	Commercial Kitchen Equipment
6,149	Kenedix Office Investment	35,249,167
	Tokyo Mid-size Office REIT
2,283,000	Santen Pharmaceutical	34,314,585
	Specialty Pharma (Ophthalmic Medicine)
550,000	Makita	34,091,678
	Power Tools
724,000	Asahi Intecc	33,876,442
	Medical Guidewires for Surgery
1,800,000	OSG (b)	33,570,983
	Consumable Cutting Tools
298,620	Hirose Electric	32,910,659
	Electrical Connectors
557,000	Ariake Japan	32,635,657
	Commercial Soup & Sauce Extracts
385,400	Disco	32,609,055
	Semiconductor Dicing & Grinding Equipment
2,523,800	Sony Financial Holdings	32,270,849
	Life Insurance, Assurance & Internet Banking
4,554,000	NOF	32,256,106
	Specialty Chemicals, Life Science & Rocket Fuels
2,900,000	Sega Sammy Holdings	31,596,035
	Gaming Software/Hardware & Leisure Facilities
803,100	JIN (b)	31,360,607
	Eyeglasses Retailer
1,437,000	Aica Kogyo	30,147,349
	Laminated Sheets, Building Materials & Chemical Adhesives

Number of Shares		Value
	> Japan—continued
567,000	OBIC	$29,973,737
	Computer Software
1,550,000	NGK Spark Plug	29,681,332
	Automobile Parts
5,000,000	Dowa Holdings	27,817,092
	Environmental/Recycling, Nonferrous Metals, Electric Material & Metal Processing
750,000	Japan Airport Terminal (b)	26,618,518
	Airport Terminal Operator at Haneda
869,000	MonotaRO (b)	25,831,523
	Online Maintenance, Repair & Operations Goods Distributor in Japan
972,050	Capcom	23,681,864
	Packaged, Online & Mobile Games
1,829,800	Relia	16,924,384
	Call Center Operator
777,500	Doshisha	14,306,039
	Consumer Goods Wholesaler
1,055,000	Kintetsu World Express	14,012,536
	Airfreight Logistics
59,000	Seria	3,563,594
	100 Yen Discount Stores
119,200	Icom	2,178,142
	Two Way Radio Communication Equipment
		1,337,622,387
	> Taiwan 3.1%
22,000,000	Far EasTone Telecom	49,272,821
	Mobile Operator in Taiwan
25,313,000	Vanguard International Semiconductor	39,546,226
	Semiconductor Foundry
1,780,000	St. Shine Optical	36,294,139
	Disposable Contact Lens Original Equipment Manufacturer
437,000	Largan Precision	33,871,487
	Mobile Device Camera Lenses & Modules
4,243,686	Advantech	31,184,841
	Industrial PC & Components
1,060,000	Novatek Microelectronics	4,266,966
	Display-related Integrated Circuit Designer
		194,436,480
	> Korea 3.1%
622,317	KT&G	59,922,925
	Tobacco & Ginseng Products
135,947	KCC	49,428,218
	Paint & Housing Material Manufacturer
256,310	CJ Corp	43,823,713
	Holding Company of Korean Consumer Conglomerate
989,002	Korea Investment Holdings	38,042,723
	Brokerage & Asset Management
37,477	LF Corp	848,737
	Apparel Design & Retail
		192,066,316
Number of Shares		Value
	> China 2.8%
64,000,000	China Everbright International	$71,470,733
	Municipal Waste Operator
173,400,001	Sihuan Pharmaceutical Holdings Group	49,623,647
	Chinese Generic Drug Manufacturer
20,348,000	TravelSky Technology	33,359,236
	Chinese Air Travel Transaction Processor
32,500,000	NewOcean Energy	11,696,716
	Southern China Liquefied Petroleum Gas Distributor
258,000	51job - ADR (a)	8,003,160
	Integrated Human Resource Services
		174,153,492
	> Hong Kong 2.1%
67,979,000	Value Partners (b)	71,381,504
	Mutual Fund Management
18,000,000	Samsonite International	60,292,065
	Mass Market Luggage & Travel Accessories
		131,673,569
	> India 2.0%
10,092,584	Zee Entertainment Enterprises	58,955,484
	Indian Programmer of Pay Television Content
9,413,000	Adani Ports & Special Economic Zone	35,194,404
	Indian Ports
1,506,698	United Breweries	18,818,829
	Indian Brewer
3,050,431	TVS Motor	14,870,579
	Indian Maker of Scooters, Mopeds, Motorcycles & Three-wheelers
		127,839,296
	> Singapore 1.1%
8,124,700	Singapore Exchange	47,876,488
	Singapore Equity & Derivatives Market Operator
35,000,000	SIIC Environment (a)	17,771,228
	Waste Water Treatment Operator
		65,647,716
	> Thailand 0.9%
5,000,000	Airports of Thailand	57,082,234
	Airport Operator of Thailand
	> Indonesia 0.9%
22,193,600	Matahari Department Store	30,710,740
	Department Store Chain in Indonesia
43,966,800	Tower Bersama Infrastructure (a)	19,276,749
	Communications Towers
54,624,000	MNC Sky Vision (a)	4,572,597
	Satellite Pay TV Operator in Indonesia
3,708,300	Link Net (a)	1,147,678
	Fixed Broadband & CATV Service Provider
		55,707,764

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Philippines 0.2%
12,000,000	Puregold Price Club	$9,486,372
	Supermarket Operator in the Philippines
Asia: Total		2,345,715,626
Other Countries 11.4%
	> Canada 4.3%
712,923	CCL Industries	135,311,276
	Global Label Converter
1,651,000	Vermilion Energy (b)	48,319,161
	Canadian Exploration & Production Company
2,208,000	PrairieSky Royalty (b)	41,890,371
	Canadian Owner of Oil & Gas Mineral Interests
3,188,000	CAE	36,869,113
	Flight Simulator Equipment & Training Centers
199,274	Boardwalk Real Estate Investment Trust	7,946,410
	Canadian Residential REIT
		270,336,331
	> Australia 4.3%
1,648,566	Domino's Pizza Enterprises	72,562,485
	Domino's Pizza Operator in Australia & New Zealand
16,600,000	IAG	70,896,946
	General Insurance Provider
5,950,000	Amcor	65,337,353
	Global Leader in Flexible & Rigid Packaging
63,000,000	Spotless (c)	61,003,292
	Facility Management & Catering Company
		269,800,076
	> South Africa 1.2%
8,520,458	Coronation Fund Managers (b)	42,360,621
	South African Fund Manager
11,177,427	Rand Merchant Insurance	31,509,915
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
		73,870,536
	> United States 0.6%
1,064,000	Cepheid (a)	35,495,040
	Molecular Diagnostics
	> Egypt 0.5%
7,454,462	Commercial International Bank of Egypt	32,218,904
	Leading Private Universal Bank in Egypt
	> New Zealand 0.5%
7,219,755	Auckland International Airport	32,080,130
	Auckland Airport Operator
Other Countries: Total		713,801,017
Number of Shares		Value
Latin America 1.5%
	> Mexico 0.9%
396,000	Grupo Aeroportuario del Sureste - ADR	$59,467,320
	Mexican Airport Operator
	> Guatemala 0.5%
3,242,476	Tahoe Resources	32,505,900
	Silver & Gold Projects in Guatemala, Canada & Peru
	> Uruguay 0.1%
1,306,818	Union Agriculture Group (a)(d)(e)	4,665,340
	Farmland Operator in Uruguay
Latin America: Total		96,638,560
Total Equities: 95.3% (Cost: $4,885,450,380)		5,948,226,662	(f)
Short-Term Investments 4.1%
220,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.25%)	220,000,000
36,946,692	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.15%)	36,946,692
Total Short-Term Investments: 4.1% (Cost: $256,946,692)		256,946,692
Securities Lending Collateral 3.8%
235,842,666	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.20%) (g)	235,842,666
Total Securities Lending Collateral: 3.8% (Cost: $235,842,666)		235,842,666
Total Investments: 103.2% (Cost: $5,378,239,738)(h)		6,441,016,020	(i)
Obligation to Return Collateral for Securities Loaned: (3.8)%		(235,842,666)
Cash and Other Assets Less Liabilities: 0.6%		33,741,636
Net Assets: 100.0%		$6,238,914,990

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2016. The total market value of securities on loan at March 31, 2016 was $225,508,166.

(c)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2016, are as follows:

Security	Balance of Shares Held 12/31/15	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/16	Value	Dividend
Spotless	63,000,000	-	-	63,000,000	$61,003,292	$1,686,164

  The aggregate cost and value of these companies at March 31, 2016, was $97,959,201 and $61,003,292, respectively. Investments in affiliated companies represented 0.98% of the Fund's total net assets at March 31, 2016.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2016, the market value of this security amounted to $4,665,340, which represented 0.07% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$4,665,340

(f)  On March 31, 2016, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,337,622,387	21.4
Euro	1,018,930,982	16.3
British Pound	832,864,653	13.4
Swedish Krona	379,800,154	6.1
Other currencies less than 5% of total net assets	2,379,008,486	38.1
Total Equities	$5,948,226,662	95.3

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At March 31, 2016, for federal income tax purposes, the cost of investments was approximately $5,378,239,738 and net unrealized appreciation was $1,062,776,282 consisting of gross unrealized appreciation of $1,364,195,438 and gross unrealized depreciation of $301,419,156.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2015.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED
> Notes to Statement of Investments

require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$-	$2,792,071,459	$-	$2,792,071,459
Asia	8,003,160	2,337,712,466	-	2,345,715,626
Other Countries	305,831,371	407,969,646	-	713,801,017
Latin America	91,973,220	-	4,665,340	96,638,560
Total Equities	405,807,751	5,537,753,571	4,665,340	5,948,226,662
Total Short-Term Investments	256,946,692	-	-	256,946,692
Total Securities Lending Collateral	235,842,666	-	-	235,842,666
Total Investments	$898,597,109	$5,537,753,571	$4,665,340	$6,441,016,020

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Financial assets were transferred from Level 3 to Level 2 as trading resumed during the period. As a result, as of period end, the Committee determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board.

  The following table shows transfers between Level 3 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$34,937,684	$-	$-	$34,937,684

  Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN INTERNATIONAL®

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At March 31, 2016, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$523,249,533	8.4
Machinery	351,548,189	5.6
Outsourcing Services	243,642,369	3.9
Other Industrial Services	223,463,227	3.6
Electrical Components	131,470,281	2.1
Conglomerates	116,813,098	1.9
Construction	91,800,218	1.5
Waste Management	71,470,733	1.1
Industrial Distribution	25,831,523	0.4
Water	17,771,228	0.3
	1,797,060,399	28.8
> Consumer Goods & Services
Retail	401,407,791	6.4
Nondurables	195,234,200	3.1
Restaurants	168,460,988	2.7
Food & Beverage	144,319,919	2.3
Casinos & Gaming	117,720,101	1.9
Leisure Products	111,642,591	1.8
Consumer Goods Distribution	102,587,925	1.7
Other Durable Goods	47,060,213	0.8
Apparel	848,737	0.0	*
	1,289,282,465	20.7
> Information
Business Software	203,326,489	3.3
Internet Related	168,108,139	2.7
Financial Processors	138,059,599	2.2
Semiconductors & Related Equipment	103,607,377	1.7
Telephone & Data Services	93,589,047	1.5
Computer Hardware & Related Equipment	87,075,429	1.4
Mobile Communications	70,727,712	1.1
Advertising	65,018,313	1.0
Entertainment Programming	58,955,484	0.9
Instrumentation	57,589,119	0.9
Satellite Broadcasting & Services	52,920,546	0.9
Computer Services	48,489,094	0.8
Telecommunications Equipment	33,871,487	0.5
Consumer Software	23,681,864	0.4
Business Information & Marketing Services	16,924,384	0.3
Cable TV	1,147,678	0.0	*
	1,223,091,761	19.6
	Value	Percentage of Net Assets
> Finance
Brokerage & Money Management	$214,029,941	3.4
Banks	171,570,967	2.7
Insurance	134,677,711	2.2
Diversified Financial Companies	99,843,638	1.6
Financial Processors	31,470,812	0.5
	651,593,069	10.4
> Other Industries
Transportation	240,243,980	3.8
Real Estate	148,217,671	2.4
Regulated Utilities	25,978,614	0.4
	414,440,265	6.6
> Health Care
Medical Equipment & Devices	153,731,030	2.5
Pharmaceuticals	146,162,592	2.3
Medical Supplies	105,970,501	1.7
	405,864,123	6.5
> Energy & Minerals
Oil & Gas Producers	90,209,532	1.5
Mining	32,505,900	0.5
Non-Ferrous Metals	27,817,092	0.4
Oil Refining, Marketing & Distribution	11,696,716	0.2
Agricultural Commodities	4,665,340	0.1
	166,894,580	2.7
Total Equities:	5,948,226,662	95.3
Short-Term Investments:	256,946,692	4.1
Securities Lending Collateral:	235,842,666	3.8
Total Investments:	6,441,016,020	103.2
Obligation to Return Collateral for Securities Loaned:	(235,842,666)	(3.8)
Cash and Other Assets Less Liabilities:	33,741,636	0.6
Net Assets:	$6,238,914,990	100.0

*  Rounds to zero.

COLUMBIA ACORN USA®

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/15	3/31/16
Purchases
Information
CalAmp	151,561	251,287
Corporate Executive Board	0	105,287
Guidewire	0	138,645
J2 Global Communications	0	114,691
Lumos Networks	755,747	788,516
Manhattan Associates	0	125,555
NIC	0	330,297
Q2 Holdings	0	134,390
Tyler Technologies	0	41,000
WNS - ADR	237,083	308,890
Health Care
Abiomed	0	63,000
AMN Healthcare Services	0	304,182
Cambrex	0	133,313
Healthcare Services Group	0	141,000
HealthSouth	78,063	294,451
Ligand Pharmaceuticals	0	73,260
Medidata Solutions	229,409	244,664
Repligen	0	278,000
TeamHealth	0	69,429
VWR	339,261	426,782
West Pharmaceutical Services	0	109,000
ZELTIQ Aesthetics	0	330,724
Industrial Goods & Services
CoStar Group	0	46,858
ESCO Technologies	222,003	254,107
Korn/Ferry International	0	154,643
Maximus	0	123,714
Middleby	58,648	72,355
ServiceMaster	0	168,202
Consumer Goods & Services
Brunswick Corp	0	194,023
Choice Hotels	74,609	162,663
Five Below	45,980	103,839
iRobot	63,000	104,190
Liberty TripAdvisor Holdings Class A	165,011	175,984
Pool	38,918	60,506
Texas Roadhouse	0	162,108
Unifirst	0	91,054
Zoës Kitchen	0	135,576
	Number of Shares
	12/31/15	3/31/16
Finance
MarketAxess	0	81,054
Sandy Spring Bancorp	88,535	149,411
Virtu Financial	0	294,354
Other Industries
Colliers International Group	0	271,911
Energy & Minerals
Carrizo Oil & Gas	144,642	195,854

	Number of Shares
	12/31/15	3/31/16
Sales
Information
Amber Road	816,768	0
Ansys	240,661	115,623
Bankrate	752,841	0
Boingo Wireless	649,788	0
CoreLogic	248,783	156,327
Cvent	268,555	240,554
DemandWare	206,508	181,241
ExlService Holdings	347,076	202,933
Global Eagle Entertainment	185,000	0
Global Payments	117,190	97,431
Globalstar	1,446,597	0
Gogo	337,098	0
GTT Communications	100,616	0
Hackett Group	227,671	0
inContact	139,625	0
Infinera	311,356	0
IPG Photonics	181,962	90,760
Knowles	164,817	0
MA-COM Technology Solutions Holdings	70,533	0
Monolithic Power Systems	144,642	115,412
NetSuite	102,597	73,420
RetailMeNot	261,135	0
Rubicon Technology	1,354,071	588,690
Sanmina	367,066	0
SPS Commerce	213,071	127,531
Textura	504,838	0
Virtusa	242,233	133,947
Vonage	864,374	0
Heath Care
Abaxis	42,258	0
Akorn	297,079	186,441
Celldex Therapeutics	403,593	0
Cepheid	511,179	0
Envision Healthcare Holdings	161,988	0
Fluidigm	337,000	0
Sirona Dental Systems	40,980	0
Ultragenyx Pharmaceutical	99,654	61,654
Wright Medical Group	426,221	0
Industrial Goods & Services
Ametek	442,571	99,071
Donaldson	500,888	212,114
Dorman Products	190,519	134,361
Drew Industries	374,402	248,550
Generac	267,401	89,922
HEICO	570,840	177,840
Moog	148,971	79,939
	Number of Shares
	12/31/15	3/31/16
Nordson	347,237	60,710
Thermon	132,914	0
Consumer Goods & Services
Arctic Cat	271,406	0
Avis Budget Group	108,404	0
Blackhawk Network	287,811	0
Blue Nile	221,017	0
Casey's General Stores	42,508	0
Fiesta Restaurant Group	251,245	142,912
Fossil	85,078	0
Gaiam	199,584	0
Hertz	278,777	0
HRG Group	548,040	0
Knoll	400,817	292,470
Papa John's International	195,942	178,044
Quotient Technology	523,179	0
Select Comfort	394,935	0
The Chefs' Warehouse	75,815	0
The Fresh Market	331,772	0
Vail Resorts	84,270	68,547
Finance
Associated Banc-Corp	627,882	388,882
Guaranty Bancorp	173,244	0
Lakeland Financial	278,899	154,427
LegacyTexas	441,945	164,945
Leucadia National	255,302	0
MB Financial	554,175	213,244
McGrath Rentcorp	60,425	0
SEI Investments	150,993	139,704
SVB Financial Group	106,861	92,114
WEX	34,500	0
Other Industries
EdR	239,272	0
Extra Space Storage	263,366	61,844
Heartland Express	351,672	171,672
Rush Enterprises, Class A	142,789	0
Rush Enterprises, Class B	109,866	0
Energy & Minerals
SM Energy	106,304	0

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2016

Number of Shares		Value
		Equities: 96.6%
Information 25.4%
	> Business Software 9.0%
115,623	Ansys (a)	$10,343,633
	Simulation Software for Engineers & Designers
138,645	Guidewire (a)	7,553,379
	Software for Global Property & Casualty Insurance Carriers
125,555	Manhattan Associates (a)	7,140,313
	Supply Chain Management Software & Services
181,241	DemandWare (a)	7,086,523
	E-Commerce Website Platform for Retailers & Apparel Manufacturers
330,297	NIC	5,955,255
	Government Web Portal Development & Management Outsourcing
127,531	SPS Commerce (a)	5,476,181
	Supply Chain Management Software Delivered via the Web
41,000	Tyler Technologies	5,273,010
	Financial, Tax, Court & Document Management Systems for Local Governments
240,554	Cvent (a)	5,147,856
	Software for Corporate Event Planners & Marketing Platform for Hotels
73,420	NetSuite (a)	5,028,536
	Enterprise Software Delivered via the Web
134,390	Q2 Holdings	3,230,736
	Online & Mobile Banking Software
		62,235,422
	> Computer Services 4.6%
202,933	ExlService Holdings (a)	10,511,929
	Business Process Outsourcing
308,890	WNS - ADR (a)	9,464,389
	Offshore Business Process Outsourcing Services
114,691	J2 Global Communications	7,062,672
	Communication Technology & Digital Media
133,947	Virtusa (a)	5,017,655
	Offshore IT Outsourcing
		32,056,645
	> Instrumentation 3.2%
39,769	Mettler-Toledo International (a)	13,710,760
	Laboratory Equipment
90,760	IPG Photonics (a)	8,720,221
	Fiber Lasers
		22,430,981
	> Semiconductors & Related Equipment 2.2%
115,412	Monolithic Power Systems	7,344,820
	High Performance Analog & Mixed Signal Integrated Circuits
57,838	Littelfuse	7,120,436
	Little Fuses
Number of Shares		Value
588,690	Rubicon Technology (a)(b)	$429,744
	Producer of Sapphire for the Lighting, Electronics & Automotive Industries
		14,895,000
	> Financial Processors 1.7%
97,431	Global Payments	6,362,244
	Credit Card Processor
156,327	CoreLogic (a)	5,424,547
	Data Processing Services for Real Estate, Insurance & Mortgages
		11,786,791
	> Business Information & Marketing Services 1.5%
105,287	Corporate Executive Board	6,815,228
	Best Practices Advisory & HR Solutions/Analytics
230,578	Navigant Consulting (a)	3,645,438
	Financial Consulting Firm
		10,460,666
	> Telephone & Data Services 1.5%
788,516	Lumos Networks (a)	10,124,546
	Telephone & Fiber Optic Data Services
	> Computer Hardware & Related Equipment 1.0%
110,385	Rogers (a)	6,608,750
	Printed Circuit Materials & High Performance Foams
	> Telecommunications Equipment 0.7%
251,287	CalAmp (a)	4,505,576
	Machine-to-machine Communications
Information: Total		175,104,377
Health Care 19.4%
	> Health Care Services 6.9%
294,451	HealthSouth	11,080,191
	Inpatient Rehabilitation Facilities & Home Health Care
304,182	AMN Healthcare Services (a)	10,223,557
	Temporary Healthcare Staffing
244,664	Medidata Solutions (a)	9,470,943
	Cloud-based Software for Drug Studies
130,320	Mednax (a)	8,421,278
	Physician Management for Pediatric & Anesthesia Practices
141,000	Healthcare Services Group	5,190,210
	Outsourced Services to Long-Term Care Industry
69,429	TeamHealth	2,902,827
	Healthcare Professionals Outsourcing
		47,289,006
	> Biotechnology & Drug Delivery 4.9%
224,270	Seattle Genetics (a)	7,869,634
	Antibody-based Therapies for Cancer

Number of Shares		Value
	> Biotechnology & Drug Delivery—continued
73,260	Ligand Pharmaceuticals (a)	$7,845,413
	Royalties from Licensing Drug Delivery Technology
278,000	Repligen	7,455,960
	Supplier to Biopharma Industry
61,654	Ultragenyx Pharmaceutical (a)	3,903,315
	Biotech Focused on "Ultra-Orphan" Drugs
140,418	Sarepta Therapeutics (a)	2,740,959
	Biotech Focused on Rare Diseases
50,971	Agios Pharmaceuticals (a)(b)	2,069,423
	Biotech Focused on Cancer & Orphan Diseases
14,121	Intercept Pharmaceuticals (a)(b)	1,814,125
	Biotech Developing Drugs for Several Diseases
		33,698,829
	> Medical Supplies 3.9%
426,782	VWR (a)	11,548,721
	Distributor of Lab Supplies
84,652	Bio-Techne	8,001,307
	Maker of Consumables & Systems for the Life Science Market
109,000	West Pharmaceutical Services	7,555,880
	Components & Systems for Injectable Drug Delivery
		27,105,908
	> Medical Equipment & Devices 2.2%
330,724	ZELTIQ Aesthetics	8,982,464
	Systems & Consumables for Aesthetics
63,000	Abiomed (a)	5,973,030
	Medical Devices for Cardiac Conditions
24,288	LeMaitre Vascular	376,950
	Medical Devices for Peripheral Vascular Disease
		15,332,444
	> Pharmaceuticals 1.5%
133,313	Cambrex (a)	5,865,772
	Application Program Interface for Small Molecule Drugs
186,441	Akorn (a)	4,386,957
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
		10,252,729
Health Care: Total		133,678,916
Industrial Goods & Services 18.5%
	> Machinery 11.7%
204,785	Toro	17,636,084
	Turf Maintenance Equipment
254,107	ESCO Technologies	9,905,091
	Industrial Filtration & Advanced Measurement Equipment
177,840	HEICO	8,465,184
	FAA-approved Aircraft Replacement Parts
Number of Shares		Value
72,355	Middleby (a)	$7,725,343
	Manufacturer of Cooking Equipment
134,361	Dorman Products (a)	7,311,926
	Aftermarket Auto Parts Distributor
212,114	Donaldson	6,768,558
	Industrial Air Filtration
144,268	Oshkosh Corporation	5,896,233
	Specialty Truck Manufacturer
99,071	Ametek	4,951,569
	Aerospace/Industrial Instruments
60,710	Nordson	4,616,388
	Dispensing Systems for Adhesives & Coatings
79,939	Moog (a)	3,651,614
	Motion Control Products for Aerospace, Defense & Industrial Markets
89,922	Generac (a)	3,348,695
	Standby Power Generators
		80,276,685
	> Outsourcing Services 3.8%
46,858	CoStar Group (a)	8,817,270
	Commercial Real Estate Data Aggregator & Web Marketing for Retail Landlords
123,714	Maximus	6,512,305
	Outsourcer for Government Program Administration
168,202	ServiceMaster	6,337,851
	Pest & Termite Control, Home Warranty & other Home Services
154,643	Korn/Ferry International	4,374,851
	Executive Search & Corporate Leadership/Talent Consulting
		26,042,277
	> Industrial Materials & Specialty Chemicals 2.3%
248,550	Drew Industries	16,021,533
	RV & Manufactured Home Components
	> Construction 0.7%
509,561	PGT (a)	5,014,080
	Wind Resistant Windows & Doors
Industrial Goods & Services: Total		127,354,575
Consumer Goods & Services 17.9%
	> Other Durable Goods 4.1%
146,863	Cavco Industries (a)	13,725,816
	Manufactured Homes
184,443	Gentherm (a)	7,670,984
	Climate Control Systems for Car Seats, Mattresses & Other
445,792	Gentex	6,994,477
	Manufacturer of Auto Parts
		28,391,277
	> Restaurants 3.9%
178,044	Papa John's International	9,648,205
	Franchisor of Pizza Restaurants

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Restaurants—continued
162,108	Texas Roadhouse	$7,064,667
	Rural-focused Full Service Steakhouse
135,576	Zoës Kitchen	5,286,108
	Fast, Casual Mediterranean Food
142,912	Fiesta Restaurant Group (a)	4,684,655
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
		26,683,635
	> Travel 3.2%
68,547	Vail Resorts	9,164,734
	Ski Resort Operator & Developer
162,663	Choice Hotels	8,791,935
	Franchisor of Budget Hotel Brands
175,984	Liberty TripAdvisor Holdings Class A (a)	3,899,805
	Holding Company for Trip Advisor
		21,856,474
	> Retail 1.7%
193,351	Cato	7,453,681
	Women's Apparel Retailing, Focusing on Private Labels & Low Prices
103,839	Five Below (a)	4,292,704
	Low-price Specialty Retailer Targeting Pre-teens, Teens & Parents
		11,746,385
	> Other Consumer Services 1.4%
91,054	Unifirst	9,935,812
	Uniform Rental
	> Leisure Products 1.4%
194,023	Brunswick Corp	9,309,224
	Boats, Engines, Exercise & Bowling Equipment
	> Furniture & Textiles 0.9%
292,470	Knoll	6,331,976
	Office & Residential Furniture
	> Consumer Goods Distribution 0.8%
60,506	Pool	5,308,796
	Swimming Pool Supplies & Equipment Distributor
	> Consumer Electronics 0.5%
104,190	iRobot (a)	3,677,907
	Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots
Consumer Goods & Services: Total		123,241,486
Finance 9.9%
	> Banks 5.5%
92,114	SVB Financial Group (a)	9,400,234
	Bank to Venture Capitalists
154,427	Lakeland Financial	7,069,668
	Indiana Bank
Number of Shares		Value
388,882	Associated Banc-Corp	$6,976,543
	Midwest Bank
213,244	MB Financial	6,919,768
	Chicago Bank
149,411	Sandy Spring Bancorp	4,158,108
	Baltimore & Washington, D.C. Bank
163,102	First Busey	3,340,329
	Illinois Bank
		37,864,650
	> Brokerage & Money Management 3.3%
81,054	MarketAxess	10,117,971
	Bond Exchange
294,354	Virtu Financial	6,508,167
	High Speed Trader
139,704	SEI Investments	6,014,257
	Mutual Fund Administration & Investment Management
		22,640,395
	> Insurance 0.6%
129,214	Allied World Assurance Company Holdings	4,514,737
	Commercial Lines Insurance/ Reinsurance
	> Savings & Loans 0.5%
164,945	LegacyTexas	3,241,169
	Texas Thrift
Finance: Total		68,260,951
Other Industries 2.8%
	> Real Estate 2.3%
271,911	Colliers International Group	10,294,551
	Real Estate Services
61,844	Extra Space Storage	5,779,940
	Self Storage Facilities
		16,074,491
	> Transportation 0.5%
171,672	Heartland Express	3,184,515
	Regional Trucker
Other Industries: Total		19,259,006
Energy & Minerals 2.7%
	> Oil & Gas Producers 1.8%
112,314	PDC Energy (a)	6,677,067
	Oil & Gas Producer in the United States
195,854	Carrizo Oil & Gas (a)	6,055,806
	Oil & Gas Producer
		12,732,873
	> Mining 0.9%
55,757	Core Labs (Netherlands)	6,267,644
	Oil & Gas Reservoir Consulting
Energy & Minerals: Total		19,000,517
Total Equities: 96.6% (Cost: $484,791,886)		665,899,828	(c)

Number of Shares		Value
Short-Term Investments 3.3%
22,866,790	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.15%)	$22,866,790
Total Short-Term Investments: 3.3% (Cost: $22,866,790)		22,866,790
Securities Lending Collateral 0.4%
2,955,725	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.20%) (d)	2,955,725
Total Securities Lending Collateral: 0.4% (Cost: $2,955,725)		2,955,725
Total Investments: 100.3% (Cost: $510,614,401)(e)		691,722,343	(f)(g)
Obligation to Return Collateral for Securities Loaned: (0.4)%		(2,955,725)
Cash and Other Assets Less Liabilities: 0.1%		953,819
Net Assets: 100.0%		$689,720,437

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2016. The total market value of securities on loan at March 31, 2016 was $2,997,748.

(c)  On March 31, 2016, the market value of foreign securities represented 0.91% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$6,267,644	0.91

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At March 31, 2016, for federal income tax purposes, the cost of investments was approximately $510,614,401 and net unrealized appreciation was $181,107,942 consisting of gross unrealized appreciation of $201,492,801 and gross unrealized depreciation of $20,384,859.

(f)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2016, are as follows:

Security	Balance of Shares Held 12/31/15	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/16	Value	Dividend
Rubicon Technology	1,354,071	-	765,381	588,690	$429,744	$-

  At March 31, 2016, the fund did not hold any investments in affiliated companies

(g)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2015.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$175,104,377	$-	$-	$175,104,377
Health Care	133,678,916	-	-	133,678,916
Industrial Goods & Services	127,354,575	-	-	127,354,575
Consumer Goods & Services	123,241,486	-	-	123,241,486
Finance	68,260,951	-	-	68,260,951
Other Industries	19,259,006	-	-	19,259,006
Energy & Minerals	19,000,517	-	-	19,000,517
Total Equities	665,899,828	-	-	665,899,828
Total Short-Term Investments	22,866,790	-	-	22,866,790
Total Securities Lending Collateral	2,955,725	-	-	2,955,725
Total Investments	$691,722,343	$-	$-	$691,722,343

  There were no transfers of financial assets between levels during the period.

COLUMBIA ACORN INTERNATIONAL SELECTSM

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/15	3/31/16
Purchases
Europe
> United Kingdom
Compass Group	95,000	141,000
Next	14,000	38,000
Rightmove	0	54,000
> France
Essilor International	13,000	19,000
> Denmark
Novozymes	109,500	131,955
> Sweden
Hexagon	62,900	69,000
> Ireland
Ryanair	0	158,000
Asia
> Japan
Aeon Mall	160,000	246,000
Bandai Namco	0	126,800
FamilyMart	0	45,600
KDDI	116,000	134,000
> Taiwan
Largan Precision	37,000	41,000
> Thailand
Airports of Thailand	0	228,000
	Number of Shares
	12/31/15	3/31/16
Sales
Europe
> United Kingdom
Babcock International	215,000	0
WH Smith	125,000	92,930
Whitbread	24,000	0
> Germany
Telefonica Deutschland	785,500	717,400
> Switzerland
Partners Group	15,640	13,056
> Sweden
Swedish Match	98,701	0
> Spain
Distribuidora Internacional de Alimentación	790,000	477,000
> Netherlands
Vopak	72,000	0
Asia
> Japan
Japan Tobacco	57,200	0
Recruit Holdings	118,000	77,300
Secom	43,000	0
Sony Financial Holdings	269,000	254,400
> Korea
CJ Corp	9,857	4,168
KT&G	22,700	0
Samsung Fire & Marine Preferred	6,354	0
Samsung Fire and Marine	3,900	0
> Hong Kong
Hong Kong Exchanges and Clearing	123,726	0
> Singapore
Singapore Exchange	612,000	0
Other Countries
> Canada
Vermilion Energy	111,000	29,240
> United States
Anadarko Petroleum	62,000	41,840

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2016

Number of Shares		Value
		Equities: 96.8%
Europe 46.6%
	> United Kingdom 11.7%
54,000	Rightmove	$3,265,945
	Internet Real Estate Listings
38,000	Next	2,947,183
	Clothes & Home Retailer in the UK
178,000	Smith & Nephew	2,934,889
	Medical Equipment & Supplies
141,000	Compass Group	2,486,837
	Catering & Support Services
92,930	WH Smith	2,426,496
	Newsprint, Books & General Stationery Retailer
		14,061,350
	> Germany 9.3%
115,000	Wirecard (a)	4,357,587
	Online Payment Processing & Risk Management
717,400	Telefonica Deutschland	3,886,544
	Mobile & Fixed-line Communications in Germany
29,500	MTU Aero Engines	2,829,451
	Airplane Engine Components & Services
		11,073,582
	> Switzerland 7.0%
13,056	Partners Group	5,247,927
	Private Markets Asset Management
8,540	Geberit	3,191,120
	Plumbing Systems
		8,439,047
	> France 5.0%
112,250	Eutelsat	3,626,234
	Fixed Satellite Services
19,000	Essilor International	2,346,861
	Eyeglass Lenses
		5,973,095
	> Denmark 5.0%
131,955	Novozymes	5,932,283
	Industrial Enzymes
	> Sweden 4.4%
69,000	Hexagon	2,685,801
	Design, Measurement & Visualization Software & Equipment
79,000	Hennes & Mauritz	2,634,225
	Discount Fashion Retailer
		5,320,026
	> Ireland 2.1%
158,000	Ryanair	2,546,699
	European Low Cost Airline
Number of Shares		Value
	> Spain 2.1%
477,000	Distribuidora Internacional de Alimentación	$2,478,325
	Discount Retailer in Spain & Latin America
Europe: Total		55,824,407
Asia 33.7%
	> Japan 19.3%
246,000	Aeon Mall	3,639,616
	Suburban Shopping Mall Developer, Owner & Operator
134,000	KDDI	3,575,225
	Mobile & Fixed Line Communication Service Provider in Japan
254,400	Sony Financial Holdings	3,252,914
	Life Insurance, Assurance & Internet Banking
126,800	Bandai Namco	2,764,039
	Branded Toys & Related Content
173,000	Santen Pharmaceutical	2,600,273
	Specialty Pharma (Ophthalmic Medicine)
68,000	Hoya Corp	2,584,723
	Opto-electrical Components & Eyeglass Lenses
45,600	FamilyMart	2,368,257
	Convenience Store Operator
77,300	Recruit Holdings	2,356,929
	Recruitment & Media Services
		23,141,976
	> Taiwan 5.3%
41,000	Largan Precision	3,177,874
	Mobile Device Camera Lenses & Modules
1,400,000	Far EasTone Telecom	3,135,543
	Mobile Operator in Taiwan
		6,313,417
	> China 4.1%
2,191,000	China Everbright International	2,446,756
	Municipal Waste Operator
17,000	NetEase.com - ADR	2,440,860
	Chinese Online Gaming Services
		4,887,616
	> India 2.2%
463,000	Zee Entertainment Enterprises	2,704,598
	Indian Programmer of Pay Television Content
	> Thailand 2.2%
228,000	Airports of Thailand	2,602,950
	Airport Operator of Thailand
	> Korea 0.6%
4,168	CJ Corp	712,642
	Holding Company of Korean Consumer Conglomerate
Asia: Total		40,363,199

Number of Shares		Value
Other Countries 15.9%
	> Canada 6.2%
34,641	CCL Industries	$6,574,788
	Global Label Converter
29,240	Vermilion Energy (a)	855,756
	Canadian Exploration & Production Company
		7,430,544
	> Australia 5.6%
305,000	Amcor	3,349,226
	Global Leader in Flexible & Rigid Packaging
778,268	IAG	3,323,905
	General Insurance Provider
		6,673,131
	> South Africa 2.5%
21,000	Naspers	2,931,572
	Media in Africa, China, Russia & other Emerging Markets
	> United States 1.6%
41,840	Anadarko Petroleum	1,948,489
	Worldwide Production of Oil & Gas
Other Countries: Total		18,983,736
Latin America 0.6%
	> Uruguay 0.6%
191,666	Union Agriculture Group (b)(c)(d)	684,248
	Farmland Operator in Uruguay
Latin America: Total		684,248
Total Equities: 96.8% (Cost: $102,102,763)		115,855,590	(e)
Number of Shares		Value
Short-Term Investments 3.9%
4,646,816	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.25%)	$4,646,816
Total Short-Term Investments: 3.9% (Cost: $4,646,816)		4,646,816
Securities Lending Collateral 2.2%
2,628,500	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.20%) (f)	2,628,500
Total Securities Lending Collateral: 2.2% (Cost: $2,628,500)		2,628,500
Total Investments: 102.9% (Cost: $109,378,079)(g)		123,130,906 (h)
Obligation to Return Collateral for Securities Loaned: (2.2)%		(2,628,500)
Cash and Other Assets Less Liabilities: (0.7)%		(884,672)
Net Assets: 100.0%		$119,617,734

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at March 31, 2016. The total market value of securities on loan at March 31, 2016 was $2,523,029.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2016, the market value of this security amounted to $684,248, which represented 0.57% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200,000	$684,248

(d)  Illiquid security.

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(e)  On March 31, 2016, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$23,141,976	19.3
Euro	22,071,701	18.5
British Pound	14,061,350	11.7
Swiss Franc	8,439,047	7.0
Canadian Dollar	7,430,544	6.2
Australian Dollar	6,673,131	5.6
Taiwan Dollar	6,313,417	5.3
Danish Krone	5,932,283	5.0
Other currencies less than 5% of total net assets	21,792,141	18.2
Total Equities	$115,855,590	96.8

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At March 31, 2016, for federal income tax purposes, the cost of investments was approximately $109,378,079 and net unrealized appreciation was $13,752,827 consisting of gross unrealized appreciation of $21,813,076 and gross unrealized depreciation of $8,060,249.

(h)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2015.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of March 31, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$-	$55,824,407	$-	$55,824,407
Asia	2,440,860	37,922,339	-	40,363,199
Other Countries	9,379,033	9,604,703	-	18,983,736
Latin America	-	-	684,248	684,248
Total Equities	11,819,893	103,351,449	684,248	115,855,590
Total Short-Term Investments	4,646,816	-	-	4,646,816
Total Securities Lending Collateral	2,628,500	-	-	2,628,500
Total Investments	$19,095,209	$103,351,449	$684,248	$123,130,906

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN INTERNATIONAL SELECTSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At March 31, 2016, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Information
Internet Related	$8,638,377	7.2
Mobile Communications	6,710,768	5.6
Financial Processors	4,357,587	3.6
Telephone & Data Services	3,886,544	3.3
Satellite Broadcasting & Services	3,626,234	3.0
Telecommunications Equipment	3,177,874	2.7
Entertainment Programming	2,704,598	2.3
Business Software	2,685,801	2.2
Semiconductors & Related Equipment	2,584,723	2.2
Advertising	2,356,929	2.0
	40,729,435	34.1
> Consumer Goods & Services
Retail	12,854,488	10.7
Nondurables	6,574,788	5.5
Leisure Products	2,764,039	2.3
Restaurants	2,486,837	2.1
	24,680,152	20.6
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	9,281,508	7.7
Construction	3,191,120	2.7
Other Industrial Services	2,829,451	2.4
Waste Management	2,446,756	2.0
Conglomerates	712,642	0.6
	18,461,477	15.4
> Finance
Insurance	6,576,819	5.5
Brokerage & Money Management	5,247,927	4.4
	11,824,746	9.9
	Value	Percentage of Net Assets
> Other Industries
Transportation	$5,149,649	4.3
Real Estate	3,639,616	3.0
	8,789,265	7.3
> Health Care
Medical Equipment & Devices	5,281,750	4.4
Pharmaceuticals	2,600,273	2.2
	7,882,023	6.6
> Energy & Minerals
Oil & Gas Producers	2,804,244	2.3
Agricultural Commodities	684,248	0.6
	3,488,492	2.9
Total Equities:	115,855,590	96.8
Short-Term Investments:	4,646,816	3.9
Securities Lending Collateral:	2,628,500	2.2
Total Investments:	123,130,906	102.9
Obligation to Return Collateral for Securities Loaned:	(2,628,500)	(2.2)
Cash and Other Assets Less Liabilities:	(884,672)	(0.7)
Net Assets:	$119,617,734	100.0

COLUMBIA ACORN SELECTSM

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/15	3/31/16
Purchases
Industrial Goods & Services
Generac	328,030	367,030
Middleby	0	60,000
Robert Half International	224,395	270,395
Consumer Goods & Services
HRG Group	0	1,085,000
iRobot	0	370,000
Liberty TripAdvisor Holdings Class A	0	300,000
Papa John's International	122,000	225,500
Select Comfort	185,000	361,665
Information
Liberty Global Series A	0	354,000
Health Care
HealthSouth	0	267,000
VWR	257,603	317,603
Other Industries
Heartland Express	181,000	407,000
Jones Lang LaSalle	0	46,200
Finance
SVB Financial Group	0	116,000
	Number of Shares
	12/31/15	3/31/16
Sales
Industrial Goods & Services
Donaldson	320,657	244,657
Expeditors International of Washington	291,687	210,387
LKQ	703,620	588,620
Quanta Services	164,292	0
Consumer Goods & Services
Blackhawk Network	241,795	0
Fossil	217,636	0
Gentex	556,000	357,000
Polaris Industries	140,550	110,550
The Fresh Market	449,697	0
Vail Resorts	150,306	99,584
Information
Bankrate	983,300	0
F5 Networks	120,347	0
Vonage	1,421,481	618,778
WNS - ADR	297,876	0
Other Industries
Extra Space Storage	109,626	62,426
Finance
Associated Banc-Corp	594,605	0
CNO Financial Group	677,866	0
SEI Investments	138,751	0
WEX	45,000	0
Energy & Minerals
Core Labs (Netherlands)	70,299	0

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2016

Number of Shares		Value
		Equities: 97.4%
Industrial Goods & Services 29.5%
	> Machinery 15.7%
202,256	Nordson	$15,379,547
	Dispensing Systems for Adhesives & Coatings
299,000	Ametek	14,944,020
	Aerospace/Industrial Instruments
367,030	Generac (a)(b)	13,668,197
	Standby Power Generators
244,657	Donaldson	7,807,005
	Industrial Air Filtration
60,000	Middleby (a)	6,406,200
	Manufacturer of Cooking Equipment
		58,204,969
	> Other Industrial Services 11.3%
588,620	LKQ (a)	18,794,637
	Alternative Auto Parts Distribution
270,395	Robert Half International	12,594,999
	Temporary & Permanent Staffing in Finance, Accounting & other Professions
210,387	Expeditors International of Washington	10,268,989
	International Freight Forwarder
		41,658,625
	> Industrial Materials & Specialty Chemicals 2.5%
320,681	Axalta Coating Systems (a)	9,363,885
	Leading Global Manufacturer of High Performance Coatings
Industrial Goods & Services: Total		109,227,479
Consumer Goods & Services 22.7%
	> Travel 5.4%
99,584	Vail Resorts	13,314,381
	Ski Resort Operator & Developer
300,000	Liberty TripAdvisor Holdings Class A (a)	6,648,000
	Holding Company for Trip Advisor
		19,962,381
	> Nondurables 4.1%
1,085,000	HRG Group (a)	15,114,050
	Holding Company
	> Consumer Electronics 3.5%
370,000	iRobot (a)	13,061,000
	Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots
	> Other Durable Goods 3.4%
361,665	Select Comfort (a)	7,012,684
	Specialty Mattresses
357,000	Gentex	5,601,330
	Manufacturer of Auto Parts
		12,614,014
	> Restaurants 3.3%
225,500	Papa John's International	12,219,845
	Franchisor of Pizza Restaurants
Number of Shares		Value
	> Leisure Products 3.0%
110,550	Polaris Industries	$10,886,964
	Leisure Vehicles & Related Products
Consumer Goods & Services: Total		83,858,254
Information 16.6%
	> Business Software 4.8%
113,158	Ansys (a)	10,123,115
	Simulation Software for Engineers & Designers
40,057	Ultimate Software (a)	7,751,029
	Human Capital Management Systems
		17,874,144
	> Mobile Communications 4.0%
171,161	Crown Castle International	14,805,427
	Communications Towers
	> Cable TV 3.7%
354,000	Liberty Global Series A (a)	13,629,000
	Cable TV Franchises Outside of the United States
	> Computer Hardware & Related Equipment 3.3%
214,095	Amphenol	12,378,973
	Electronic Connectors
	> Internet Related 0.8%
618,778	Vonage (a)	2,827,815
	Business & Consumer Internet Telephony
Information: Total		61,515,359
Health Care 11.8%
	> Medical Supplies 4.5%
317,603	VWR (a)	8,594,337
	Distributor of Lab Supplies
242,166	Cepheid (a)	8,078,658
	Molecular Diagnostics
		16,672,995
	> Medical Equipment & Devices 4.1%
207,927	Align Technology (a)	15,114,213
	Invisalign System to Correct Malocclusion (Crooked Teeth)
	> Health Care Services 2.7%
267,000	HealthSouth	10,047,210
	Inpatient Rehabilitation Facilities & Home Health Care
	> Biotechnology & Drug Delivery 0.5%
26,186	Ultragenyx Pharmaceutical (a)	1,657,836
	Biotech Focused on "Ultra-Orphan" Drugs
Health Care: Total		43,492,254
Other Industries 9.3%
	> Real Estate 7.3%
375,266	EdR	15,611,066
	Student Housing
62,426	Extra Space Storage	5,834,334
	Self Storage Facilities

Number of Shares		Value
	> Real Estate—continued
46,200	Jones Lang LaSalle	$5,420,184
	Real Estate Services
		26,865,584
	> Transportation 2.0%
407,000	Heartland Express	7,549,850
	Regional Trucker
Other Industries: Total		34,415,434
Finance 5.8%
	> Banks 3.2%
116,000	SVB Financial Group (a)	11,837,800
	Bank to Venture Capitalists
	> Brokerage & Money Management 2.6%
286,237	Eaton Vance	9,594,664
	Specialty Mutual Funds
Finance: Total		21,432,464
Energy & Minerals 1.7%
	> Agricultural Commodities 1.7%
1,742,424	Union Agriculture Group (Uruguay) (a)(c)(d)	6,220,454
	Farmland Operator in Uruguay
Energy & Minerals: Total		6,220,454
Total Equities: 97.4% (Cost: $313,623,128)		360,161,698	(e)
Number of Shares		Value
Short-Term Investments 2.3%
8,493,737	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.15%)	$8,493,737
Total Short-Term Investments: 2.3% (Cost: $8,493,737)		8,493,737
Securities Lending Collateral 0.8%
2,972,200	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.20%) (f)	2,972,200
Total Securities Lending Collateral: 0.8% (Cost: $2,972,200)		2,972,200
Total Investments: 100.5% (Cost: $325,089,065)(g)		371,627,635	(h)
Obligation to Return Collateral for Securities Loaned: (0.8)%		(2,972,200)
Cash and Other Assets Less Liabilities: 0.3%		994,523
Net Assets: 100.0%		$369,649,958

ADR - American Depository Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2016. The total market value of securities on loan at March 31, 2016 was $2,874,928.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At March 31, 2016, the market value of this security amounted to $6,220,454, which represented 1.68% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$6,220,454

(e)  On March 31, 2016, the market value of foreign securities represented 1.68% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Uruguay	$6,220,454	1.68

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At March 31, 2016, for federal income tax purposes, the cost of investments was approximately $325,089,065 and net unrealized appreciation was $46,538,570 consisting of gross unrealized appreciation of $66,462,791 and gross unrealized depreciation of $19,924,221.

(h)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2015.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$109,227,479	$-	$-	$109,227,479
Consumer Goods & Services	83,858,254	-	-	83,858,254
Information	61,515,359	-	-	61,515,359
Health Care	43,492,254	-	-	43,492,254
Other Industries	34,415,434	-	-	34,415,434
Finance	21,432,464	-	-	21,432,464
Energy & Minerals	-	-	6,220,454	6,220,454
Total Equities	353,941,244	-	6,220,454	360,161,698
Total Short-Term Investments	8,493,737	-	-	8,493,737
Total Securities Lending Collateral	2,972,200	-	-	2,972,200
Total Investments	$365,407,181	$-	$6,220,454	$371,627,635

  There were no transfers of financial assets between levels during the period.

  The following table reconciles asset balances for the period ending March 31, 2016, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of March 31, 2016
Equities
Energy & Minerals	$8,851,514	$-	$(2,631,060)	$-	$-	$-	$-	$6,220,454

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

> Notes to Statement of Investments

  The change in unrealized depreciation attributed to securities owned at March 31, 2016, which were valued using significant unobservable inputs (Level 3), amounted to $2,631,060.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at March 31, 2016	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities
Energy & Minerals	$6,220,454	Market comparable companies	Discount for lack of marketability	40	% to 65%

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA THERMOSTAT FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2016

Number of Shares		Value
	> Affiliated Bond Funds 74.4%
33,692,618	Columbia Short Term Bond Fund, Class I Shares (a)	$335,241,548
18,468,368	Columbia Total Return Bond Fund, Class I Shares (a)	168,431,517
30,693,306	Columbia U.S. Government Mortgage Fund, Class I Shares (a)	167,585,452
17,709,556	Columbia Income Opportunities Fund, Class I Shares (a)	167,001,112
Total Affiliated Bond Funds: (Cost: $839,940,913)		838,259,629
	> Affiliated Stock Funds 25.0%
1,443,462	Columbia Acorn International, Class I Shares (a)	56,612,578
2,658,168	Columbia Contrarian Core Fund, Class I Shares (a)	56,246,845
3,100,829	Columbia Dividend Income Fund, Class I Shares (a)	56,093,991
1,865,478	Columbia Acorn Select, Class I Shares (a)(b)	28,560,462
1,497,687	Columbia Acorn Fund, Class I Shares (a)(b)	28,306,286
Number of Shares		Value
1,870,262	Columbia Select Large Cap Growth Fund, Class I Shares (a)(b)	$28,128,743
1,341,094	Columbia Large Cap Enhanced Core Fund, Class I Shares (a)	28,042,275
Total Affiliated Stock Funds: (Cost: $246,958,056)		281,991,180
	> Short-Term Investments 0.5%
5,569,606	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.15%)	5,569,606
Total Short-Term Investments: (Cost: $5,569,606)		5,569,606
Total Investments: 99.9% (Cost: $1,092,468,575)(c)		1,125,820,415	(d)
Cash and Other Assets Less Liabilities: 0.1%		605,805
Net Assets: 100.0%		$1,126,426,220

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended March 31, 2016, are as follows:

Security	Balance of Shares Held 12/31/15	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/16	Value	Dividend
Columbia Short Term Bond Fund, Class I Shares	33,379,127	8,403,132	8,089,641	33,692,618	$335,241,548	$568,150
Columbia Total Return Bond Fund, Class I Shares	18,493,046	4,571,959	4,596,637	18,468,368	168,431,517	950,333
Columbia U.S. Government Mortgage Fund, Class I Shares	30,509,848	7,627,238	7,443,780	30,693,306	167,585,452	925,926
Columbia Income Opportunities Fund, Class I Shares	17,570,413	3,612,202	3,473,059	17,709,556	167,001,112	1,938,290
Columbia Acorn International, Class I Shares	1,389,031	1,000,088	945,657	1,443,462	56,612,578	-
Columbia Contrarian Core Fund, Class I Shares	2,628,205	1,799,359	1,769,396	2,658,168	56,246,845	-
Columbia Dividend Income Fund, Class I Shares	3,143,436	1,933,932	1,976,539	3,100,829	56,093,991	336,651
Columbia Acorn Select, Class I Shares	1,752,426	1,404,730	1,291,678	1,865,478	28,560,462	-
Columbia Acorn Fund, Class I Shares	1,397,374	1,166,019	1,065,706	1,497,687	28,306,286	-
Columbia Select Large Cap Growth Fund, Class I Shares	1,625,974	1,631,931	1,387,643	1,870,262	28,128,743	-
Columbia Large Cap Enhanced Core Fund, Class I Shares	1,322,181	939,721	920,808	1,341,094	28,042,275	-
Total of Affiliated Transactions	113,211,061	34,090,311	32,960,544	114,340,828	$1,120,250,809	$4,719,350

  The aggregate cost and value of these companies at March 31, 2016, was $1,086,898,969 and $1,120,250,809, respectively. Investments in affiliated companies represented 99.45% of the Fund's total net assets at March 31, 2016.

(b)  Non-income producing security.

(c)  At March 31, 2016, for federal income tax purposes, the cost of investments was approximately $1,092,468,575 and net unrealized appreciation was $33,351,840 consisting of gross unrealized appreciation of $36,920,244 and gross unrealized depreciation of $3,568,404.

(d)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2015.

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day.

  CWAM's Valuation Committee (the Committee) is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of March 31, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$838,259,629	$-	$-	$838,259,629
Total Affiliated Stock Funds	281,991,180	-	-	281,991,180
Total Short-Term Investments	5,569,606	-	-	5,569,606
Total Investments	$1,125,820,415	$-	$-	$1,125,820,415

  There were no transfers of financial assets between levels during the period.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/15	3/31/16
Purchases
Asia
> China
Sihuan Pharmaceutical Holdings Group	11,951,000	14,400,000
> Taiwan
Addcn Technology	0	185,000
> Korea
CJ Corp	0	8,935
ModeTour Network	0	192,387
Sam Yung Trading	0	64,200
> India
Amara Raja	110,352	213,618
TVS Motor	0	363,631
> Thailand
Samui Airport Property Fund	5,562,800	6,819,100
> Cambodia
Nagacorp	4,715,000	5,697,000
Other Countries
> South Africa
Famous Brands	0	126,219
Latin America
> Guatemala
Tahoe Resources	0	209,464
	Number of Shares
	12/31/15	3/31/16
Sales
Asia
> China
51job - ADR	108,000	66,084
AMVIG Holdings	8,032,000	7,238,000
BitAuto - ADR	158,613	96,453
CAR Inc	1,806,000	0
China Everbright International	2,488,000	2,063,000
Jiangnan Group	12,978,000	0
Phoenix Healthcare Group	434,000	0
TravelSky Technology	2,294,000	1,275,000
> Taiwan
Advantech	445,988	293,988
Far EasTone Telecom	4,483,000	2,233,000
Ginko International	340,000	248,000
Largan Precision	49,000	27,000
Novatek Microelectronics	814,000	496,000
Silergy	431,000	233,000
St. Shine Optical	200,000	137,000
Vanguard International Semiconductor	2,621,000	1,310,000
Voltronic Power	190,156	0
> Korea
KCC	15,800	7,200
Koh Young Technology	241,088	126,435
Nongshim Holdings	49,594	30,938
> India
Adani Ports & Special Economic Zone	1,197,269	987,198
Bharti Infratel	730,342	510,298
Colgate Palmolive India	253,700	0
Container Corporation of India	175,000	0
United Breweries	318,483	195,277
Zee Entertainment Enterprises	2,025,982	1,252,443
> Indonesia
Link Net	22,000,000	16,359,100
Surya Citra Media	15,000,000	0
Tower Bersama Infrastructure	5,900,000	4,367,300
> Philippines
Puregold Price Club	6,304,200	3,771,300
RFM Corporation	56,400,000	32,000,000
Robinsons Retail Holdings	2,150,090	0
> Hong Kong
Value Partners	2,388,000	2,293,000
> Singapore
Petra Foods	1,386,000	488,000
SIIC Environment	5,400,000	4,815,800

	Number of Shares
	12/31/15	3/31/16
Sales (continued)
Asia—continued
> Thailand
Mega Lifesciences	5,350,000	0
> Malaysia
7-Eleven Malaysia Holdings	9,021,000	0
Other Countries
> South Africa
Coronation Fund Managers	945,899	497,334
Rand Merchant Insurance	1,294,495	973,864
> Egypt
Commercial International Bank of Egypt	1,219,988	904,583
> United States
Bladex	173,000	118,528
> Canada
Parex Resources	400,000	285,904
Latin America
> Mexico
Hoteles City Express	4,930,000	3,456,900
Qualitas	3,748,000	2,309,000
> Brazil
Linx	280,000	0
Localiza Rent a Car	595,970	0
Europe
> Finland
Tikkurila	355,260	223,246
> Spain
Prosegur	752,000	414,753
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	990,483	548,483
> Sweden
Millicom International Cellular	49,000	41,183
> United Kingdom
Cable and Wireless	3,180,134	0
PureCircle	736,860	369,998

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2016

Number of Shares		Value
		Equities: 96.0%
Asia 73.3%
	> China 13.1%
12,200,000	NewOcean Energy	$4,390,767
	Southern China Liquefied Petroleum Gas Distributor
14,400,000	Sihuan Pharmaceutical Holdings Group	4,120,995
	Chinese Generic Drug Manufacturer
4,380,000	Xinhua Winshare Publishing	3,799,019
	Sichuan Publisher, Distributor & Retailer
7,238,000	AMVIG Holdings	3,022,558
	Chinese Tobacco Packaging Material Supplier
96,453	BitAuto - ADR (a)	2,391,070
	Automotive Information Website for Buyers & Dealers
2,063,000	China Everbright International	2,303,814
	Municipal Waste Operator
1,275,000	TravelSky Technology	2,090,280
	Chinese Air Travel Transaction Processor
66,084	51job - ADR (a)(b)	2,049,926
	Integrated Human Resource Services
		24,168,429
	> Taiwan 12.6%
2,233,000	Far EasTone Telecom	5,001,192
	Mobile Operator in Taiwan
233,000	Silergy	3,181,035
	Chinese Provider of Analog & Mixed Digital Integrated Circuits
137,000	St. Shine Optical	2,793,425
	Disposable Contact Lens Original Equipment Manufacturer
248,000	Ginko International	2,473,693
	Contact Lens Maker in China
293,988	Advantech	2,160,379
	Industrial PC & Components
27,000	Largan Precision	2,092,746
	Mobile Device Camera Lenses & Modules
1,310,000	Vanguard International Semiconductor	2,046,599
	Semiconductor Foundry
496,000	Novatek Microelectronics	1,996,618
	Display-related Integrated Circuit Designer
185,000	Addcn Technology	1,494,308
	Largest Real Estate, Online Game Items & Auto Portal
		23,239,995
	> Korea 12.4%
192,387	ModeTour Network	5,063,647
	Travel Services
126,435	Koh Young Technology	4,515,584
	Inspection Systems for Printed Circuit Boards
30,938	Nongshim Holdings	4,101,381
	Holding Company of Food Conglomerate
Number of Shares		Value
95,600	Korea Investment Holdings	$3,677,328
	Brokerage & Asset Management
7,200	KCC	2,617,808
	Paint & Housing Material Manufacturer
8,935	CJ Corp	1,527,700
	Holding Company of Korean Consumer Conglomerate
64,200	Sam Yung Trading	1,345,717
	Opthalmic Lenses
		22,849,165
	> India 11.4%
1,252,443	Zee Entertainment Enterprises	7,316,103
	Indian Programmer of Pay Television Content
987,198	Adani Ports & Special Economic Zone	3,691,049
	Indian Ports
510,298	Bharti Infratel	2,943,173
	Communications Towers
213,618	Amara Raja	2,830,974
	Indian Maker of Auto & Industrial Batteries, mostly for the Replacement Market
195,277	United Breweries	2,439,032
	Indian Brewer
363,631	TVS Motor	1,772,669
	Indian Maker of Scooters, Mopeds, Motorcycles & Three-wheelers
		20,993,000
	> Indonesia 8.1%
16,359,100	Link Net (a)	5,062,959
	Fixed Broadband & CATV Service Provider
59,073,000	MNC Sky Vision (a)	4,945,025
	Satellite Pay TV Operator in Indonesia
2,187,100	Matahari Department Store	3,026,434
	Department Store Chain in Indonesia
4,367,300	Tower Bersama Infrastructure (a)	1,914,793
	Communications Towers
		14,949,211
	> Philippines 4.5%
3,771,300	Puregold Price Club	2,981,329
	Supermarket Operator in the Philippines
32,000,000	RFM Corporation	2,884,466
	Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in the Philippines
44,882,000	Melco Crown (Philippines) Resorts (a)	2,465,591
	Integrated Resort Operator in Manila
		8,331,386
	> Hong Kong 3.5%
2,100,000	Vitasoy International	3,921,657
	Hong Kong Soy Food Brand
2,293,000	Value Partners	2,407,770
	Mutual Fund Management
		6,329,427

Number of Shares		Value
	> Singapore 3.2%
4,815,800	SIIC Environment (a)	$2,445,219
	Waste Water Treatment Operator
6,500,000	China Everbright Water (a)	2,388,731
	Waste Water Treatment Operator
488,000	Petra Foods	1,013,763
	Chocolate Manufacturer in Southeast Asia
		5,847,713
	> Thailand 2.5%
6,819,100	Samui Airport Property Fund	4,613,263
	Thai Airport Operator
	> Cambodia 2.0%
5,697,000	Nagacorp	3,650,719
	Casino & Entertainment Complex in Cambodia
Asia: Total		134,972,308
Other Countries 8.4%
	> South Africa 3.4%
973,864	Rand Merchant Insurance	2,745,388
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
497,334	Coronation Fund Managers	2,472,564
	South African Fund Manager
126,219	Famous Brands	999,407
	Quick Service Restaurant & Cafe Franchise System in Africa
		6,217,359
	> Egypt 2.1%
904,583	Commercial International Bank of Egypt	3,909,695
	Leading Private Universal Bank in Egypt
	> United States 1.6%
118,528	Bladex	2,870,748
	Latin American Trade Financing House
	> Canada 1.3%
285,904	Parex Resources (a)	2,410,510
	Canadian Listed Exploration & Production Company Operating in Colombia
Other Countries: Total		15,408,312
Latin America 7.3%
	> Mexico 6.1%
28,795	Grupo Aeroportuario del Sureste - ADR	4,324,145
	Mexican Airport Operator
3,456,900	Hoteles City Express (a)	4,251,808
	Leading Budget Hotel Operator in Mexico
2,309,000	Qualitas (a)	2,699,624
	Auto Insurer in Mexico & Central America
		11,275,577
	> Guatemala 1.2%
209,464	Tahoe Resources	2,099,881
	Silver & Gold Projects in Guatemala, Canada & Peru
Latin America: Total		13,375,458
Number of Shares		Value
Europe 7.0%
	> Finland 2.2%
223,246	Tikkurila	$4,054,344
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
	> Spain 1.3%
414,753	Prosegur	2,336,139
	Security Guards
	> Kazakhstan 1.2%
548,483	Halyk Savings Bank of Kazakhstan - GDR	2,303,629
	Retail Bank & Insurer in Kazakhstan
	> Sweden 1.2%
41,183	Millicom International Cellular	2,250,842
	Telecoms Operator in Latin America & Africa
	> United Kingdom 1.1%
369,998	PureCircle (a)(b)	2,015,370
	Natural Sweeteners
Europe: Total		12,960,324
Total Equities: 96.0% (Cost: $201,822,492)		176,716,402	(c)
Short-Term Investments 4.4%
8,064,798	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.25%)	8,064,798
Total Short-Term Investments: 4.4% (Cost: $8,064,798)		8,064,798
Securities Lending Collateral 0.3%
495,986	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.20%) (d)	495,986
Total Securities Lending Collateral: 0.3% (Cost: $495,986)		495,986
Total Investments: 100.7% (Cost: $210,383,276)(e)		185,277,186	(f)
Obligation to Return Collateral for Securities Loaned: (0.3)%		(495,986)
Cash and Other Assets Less Liabilities: (0.4)%		(820,998)
Net Assets: 100.0%		$183,960,202

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2016. The total market value of securities on loan at March 31, 2016 was $475,229.

(c)  On March 31, 2016, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Hong Kong Dollar	$29,707,579	16.2
Taiwan Dollar	23,239,995	12.6
Korean Won	22,849,165	12.4
Indian Rupee	20,993,000	11.4
Indonesian Rupiah	14,949,211	8.1
U.S. Dollar	13,939,518	7.6
Other currencies less than 5% of total net assets	51,037,934	27.7
Total Equities	$176,716,402	96.0

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At March 31, 2016, for federal income tax purposes, the cost of investments was approximately $210,383,276 and net unrealized depreciation was $25,106,090 consisting of gross unrealized appreciation of $16,293,738 and gross unrealized depreciation of $41,399,828.

(f)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2015.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of March 31, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$4,440,996	$130,531,312	$-	$134,972,308
Other Countries	5,281,258	10,127,054	-	15,408,312
Latin America	13,375,458	-	-	13,375,458
Europe	-	12,960,324	-	12,960,324
Total Equities	23,097,712	153,618,690	-	176,716,402
Total Short-Term Investments	8,064,798	-	-	8,064,798
Total Securities Lending Collateral	495,986	-	-	495,986
Total Investments	$31,658,496	$153,618,690	$-	$185,277,186

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

  The following table reconciles asset balances for the period ending March 31, 2016, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of March 31, 2016
Equities
Asia	$4,620,853	$-	$-	$-	$-	$-	$(4,620,853)	$-

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  Financial assets were transferred from Level 3 to Level 2 as trading resumed during the period. As a result, as of period end, the Committee determined to value the security under consistently applied procedures established by and under the general supervision of the Board.

  Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities or indices and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At March 31, 2016, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Information
Mobile Communications	$9,859,159	5.4
Entertainment Programming	7,316,103	4.0
Semiconductors & Related Equipment	7,224,251	3.9
Internet Related	5,935,304	3.2
Cable TV	5,062,959	2.8
Satellite Broadcasting & Services	4,945,025	2.7
Instrumentation	4,515,584	2.5
Telephone & Data Services	2,250,842	1.2
Computer Hardware & Related Equipment	2,160,379	1.2
Telecommunications Equipment	2,092,746	1.1
Business Software	2,090,280	1.1
	53,452,632	29.1
> Consumer Goods & Services
Food & Beverage	12,274,288	6.7
Retail	9,806,782	5.3
Travel	9,315,455	5.1
Casinos & Gaming	6,116,309	3.3
Other Durable Goods	4,603,643	2.5
Restaurants	999,407	0.5
	43,115,884	23.4
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	9,694,710	5.3
Conglomerates	5,629,082	3.1
Water	4,833,951	2.6
Other Industrial Services	3,691,049	2.0
Outsourcing Services	2,336,139	1.3
Waste Management	2,303,814	1.2
	28,488,745	15.5
> Finance
Banks	9,084,072	4.9
Insurance	5,445,011	3.0
Brokerage & Money Management	4,880,334	2.6
Diversified Finance Companies	3,677,328	2.0
	23,086,745	12.5
> Health Care
Medical Supplies	5,267,118	2.9
Pharmaceuticals	4,120,995	2.2
Medical Equipment & Devices	1,345,717	0.7
	10,733,830	5.8
	Value	Percentage of Net Assets
> Other Industries
Transportation	$8,937,408	4.9
	8,937,408	4.9
> Energy & Minerals
Oil Refining, Marketing & Distribution	4,390,767	2.4
Oil & Gas Producers	2,410,510	1.3
Mining	2,099,881	1.1
	8,901,158	4.8
Total Equities:	176,716,402	96.0
Short-Term Investments:	8,064,798	4.4
Securities Lending Collateral:	495,986	0.3
Total Investments:	185,277,186	100.7
Obligation to Return Collateral for Securities Loaned:	(495,986)	(0.3)
Cash and Other Assets Less Liabilities:	(820,998)	(0.4)
Net Assets:	$183,960,202	100.0

COLUMBIA ACORN EUROPEAN FUNDSM

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED)

	Number of Shares
	12/31/15	3/31/16
Purchases
Europe
> United Kingdom
Abcam	67,407	70,147
Assura	1,990,765	2,916,395
Big Yellow	0	58,000
Connect Group	394,721	479,111
Croda International	0	23,000
Domino's Pizza UK & Ireland	84,890	91,690
DS Smith	109,910	126,890
Halfords	185,700	188,450
Halma	74,150	81,340
Ocado	119,040	177,950
Polypipe	125,770	137,840
Regus	251,610	310,760
Rightmove	32,046	36,126
Shaftesbury	0	99,283
Spirax Sarco	19,907	22,547
> Germany
Elringklinger	25,162	30,662
Fielmann	0	10,400
MTU Aero Engines	13,010	13,990
NORMA Group	23,410	26,280
Wirecard	39,070	45,000
> Sweden
Mekonomen	55,190	57,390
Sweco	68,336	75,336
Trelleborg	33,170	86,210
Unibet	131,288	149,698
> Finland
Konecranes	36,750	42,570
Sponda	159,730	178,320
Tikkurila	71,311	88,511
> France
AKKA Technologies	26,716	36,566
> Spain
Bolsas y Mercados Españoles	18,200	21,510
Prosegur	208,710	256,710
Viscofan	10,310	12,910
> Netherlands
Aalberts Industries	37,180	39,930
Brunel	35,351	46,101
Gemalto	12,660	14,660
> Denmark
SimCorp	28,400	33,280
William Demant Holding	13,240	14,360
	Number of Shares
	12/31/15	3/31/16
> Switzerland
Inficon	2,030	2,200
Panalpina Welttransport	5,680	6,360
> Italy
Brembo	0	1,008
Industria Macchine Automatiche	12,460	12,930
> Belgium
Melexis	0	12,000

COLUMBIA ACORN EUROPEAN FUNDSM

MAJOR PORTFOLIO CHANGES IN THE FIRST QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	12/31/15	3/31/16
Sales
Europe
> United Kingdom
Babcock International	75,760	0
Charles Taylor	405,508	0
Elementis	180,730	0
Fidessa Group	4,057	0
Jardine Lloyd Thompson Group	41,010	0
> Germany
Rational	1,460	1,260
> Sweden
Hexagon	25,723	0
Swedish Match	23,852	0
> France
Cegedim	18,400	0
> Spain
Distribuidora Internacional de Alimentación	317,850	238,830
> Netherlands
Arcadis	38,625	0
Core Labs	5,680	0
Vopak	14,550	0
> Switzerland
Partners Group	4,450	3,347
> Norway
Orkla	79,320	0
> Belgium
EVS Broadcast Equipment	19,695	0

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), MARCH 31, 2016

Number of Shares		Value
		Equities: 95.4%
Europe 95.4%
	> United Kingdom 29.7%
2,916,395	Assura	$2,224,184
	UK Primary Health Care Property Developer
36,126	Rightmove	2,184,917
	Internet Real Estate Listings
310,760	Regus	1,413,523
	Rental of Office Space in Full Service Business Center
91,690	Domino's Pizza UK & Ireland	1,327,432
	Pizza Delivery in the UK, Ireland & Switzerland
99,283	Shaftesbury	1,299,042
	London Prime Retail REIT
22,547	Spirax Sarco	1,178,745
	Steam Systems for Manufacturing & Process Industries
479,111	Connect Group	1,094,115
	Newspaper & Magazine Distributor
188,450	Halfords	1,072,089
	UK Retailer of Leisure Goods & Auto Parts
81,340	Halma	1,064,855
	Health & Safety Sensor Technology
23,000	Croda International	1,003,895
	Oleochemicals & Industrial Chemicals
36,820	WH Smith	961,407
	Newsprint, Books & General Stationery Retailer
126,890	DS Smith	743,562
	Packaging
177,950	Ocado (a)	741,439
	Online Grocery Retailer
272,070	Rentokil Initial	690,864
	Pest Control, Washroom & Workwear Service Provider
58,000	Big Yellow	645,178
	UK Self Storage
137,840	Polypipe	631,929
	Manufacturer of Plastic Piping & Fittings
70,147	Abcam	594,417
	Online Sales of Antibodies
106,900	PureCircle (a)	582,282
	Natural Sweeteners
		19,453,875
	> Germany 13.0%
45,000	Wirecard (b)	1,705,143
	Online Payment Processing & Risk Management
27,360	Aurelius	1,665,612
	European Turnaround Investor
26,280	NORMA Group	1,472,174
	Clamps for Automotive & Industrial Applications
13,990	MTU Aero Engines	1,341,831
	Airplane Engine Components & Services
Number of Shares		Value
30,662	Elringklinger	$840,333
	Automobile Components
10,400	Fielmann	789,338
	Retail Optician Chain
1,260	Rational	673,434
	Commercial Ovens
		8,487,865
	> Sweden 11.7%
86,210	Trelleborg	1,705,457
	Manufacturer of Sealing, Dampening & Protective Solutions for Industry
149,698	Unibet	1,699,217
	European Online Gaming Operator
86,220	Recipharm (b)	1,614,318
	Contract Development Manufacturing Organization
57,390	Mekonomen	1,420,921
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
75,336	Sweco	1,237,930
	Engineering Consultants
		7,677,843
	> Finland 8.7%
88,511	Tikkurila	1,607,438
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
139,522	Munksjo	1,547,930
68,560	Munksjo (c)	766,399
	Specialty Paper Maker
42,570	Konecranes	1,016,279
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
178,320	Sponda	750,768
	Office, Retail & Logistics Properties
		5,688,814
	> France 6.5%
36,566	AKKA Technologies	1,148,393
	Engineering Consultancy
46,450	Elior Group (b)	1,018,524
	Contract Caterer & Travel Concessionary
24,890	Bonduelle	732,699
	Producer of Canned, Deep-frozen & Fresh Vegetables
1,860	Eurofins Scientific	682,252
	Food, Pharmaceuticals & Materials Screening & Testing
20,641	Eutelsat	666,807
	Fixed Satellite Services
		4,248,675
	> Spain 6.3%
256,710	Prosegur	1,445,946
	Security Guards
238,830	Distribuidora Internacional de Alimentación	1,240,877
	Discount Retailer in Spain & Latin America

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Spain—continued
12,910	Viscofan	$773,444
	Sausage Casings Maker
21,510	Bolsas y Mercados Españoles	693,901
	Spanish Stock Markets
		4,154,168
	> Netherlands 5.3%
39,930	Aalberts Industries	1,385,354
	Flow Control & Heat Treatment
14,660	Gemalto	1,083,804
	Digital Security Solutions
46,101	Brunel	970,741
	Temporary Specialist & Energy Staffing
		3,439,899
	> Denmark 4.5%
33,280	SimCorp	1,535,805
	Software for Investment Managers
14,360	William Demant Holding (a)	1,444,004
	Manufacture & Distribution of Hearing Aids & Diagnostic Equipment
		2,979,809
	> Switzerland 4.2%
3,347	Partners Group	1,345,344
	Private Markets Asset Management
2,200	Inficon	726,431
	Gas Detection Instruments
6,360	Panalpina Welttransport	710,378
	Air & Sea Freight Forwarding
		2,782,153
	> Italy 2.3%
12,930	Industria Macchine Automatiche	758,458
	Food & Drugs Packaging & Machinery
241,730	Hera	722,319
	Northern Italian Utility
1,008	Brembo	52,131
	Original Equipment, Racing & Aftermarket Brakes for the Automotive Industry
		1,532,908
	> Norway 2.2%
148,775	Atea	1,420,381
	Nordic IT Hardware/Software Reseller & Integrator
Number of Shares		Value
	> Belgium 1.0%
12,000	Melexis	$652,699
	Analog & Custom IC Designer
Europe: Total		62,519,089
Total Equities: 95.4% (Cost: $56,567,041)		62,519,089	(d)
Short-Term Investments 6.2%
4,057,454	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.25%)	4,057,454
Total Short-Term Investments: 6.2% (Cost: $4,057,454)		4,057,454
Securities Lending Collateral 2.3%
1,481,300	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.20%) (e)	1,481,300
Total Securities Lending Collateral: 2.3% (Cost: $1,481,300)		1,481,300
Total Investments: 103.9% (Cost: $62,105,795)(f)		68,057,843	(g)
Obligation to Return Collateral for Securities Loaned: (2.3)%		(1,481,300)
Cash and Other Assets Less Liabilities: (1.6)%		(1,068,159)
Net Assets: 100.0%		$65,508,384

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2016. The total market value of securities on loan at March 31, 2016 was $1,415,614.

(c)  Security is traded on a Swedish exchange.

> Notes to Statement of Investments

(d)  On March 31, 2016, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$27,438,630	41.9
British Pound	19,453,875	29.7
Swedish Krona	8,444,242	12.8
Other currencies less than 5% of total net assets	7,182,342	11.0
Total Equities	$62,519,089	95.4

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At March 31, 2016, for federal income tax purposes, the cost of investments was approximately $62,105,795 and net unrealized appreciation was $5,952,048 consisting of gross unrealized appreciation of $7,629,889 and gross unrealized depreciation of $1,677,841.

(g)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated December 31, 2015.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of March 31, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$-	$62,519,089	$-	$62,519,089
Total Equities	-	62,519,089	-	62,519,089
Total Short-Term Investments	4,057,454	-	-	4,057,454
Total Securities Lending Collateral	1,481,300	-	-	1,481,300
Total Investments	$5,538,754	$62,519,089	$-	$68,057,843

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

COLUMBIA ACORN EUROPEAN FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At March 31, 2016, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$7,471,451	11.4
Machinery	5,825,522	8.9
Outsourcing Services	5,669,468	8.6
Other Industrial Services	3,972,390	6.1
Conglomerates	3,050,966	4.6
Construction	631,929	1.0
	26,621,726	40.6
> Consumer Goods & Services
Retail	5,436,733	8.3
Restaurants	2,345,957	3.6
Food & Beverage	2,088,424	3.2
Consumer Goods Distribution	1,883,454	2.9
Casinos & Gaming	1,699,217	2.5
Other Durable Goods	52,131	0.1
	13,505,916	20.6
> Information
Internet Related	2,184,917	3.3
Financial Processors	1,705,143	2.6
Business Software	1,535,805	2.3
Computer Services	1,420,381	2.2
Computer Hardware & Related Equipment	1,083,804	1.7
Instrumentation	1,064,855	1.6
Satellite Broadcasting & Services	666,807	1.0
Semiconductors & Related Equipment	652,699	1.0
	10,314,411	15.7
> Other Industries
Real Estate	3,620,129	5.5
Transportation	743,562	1.2
Regulated Utilities	722,319	1.1
	5,086,010	7.8
> Health Care
Pharmaceuticals	1,614,318	2.5
Medical Equipment & Devices	1,444,004	2.2
Medical Supplies	594,417	0.9
	3,652,739	5.6
	Value	Percentage of Net Assets
> Finance
Brokerage & Money Management	$1,345,344	2.0
Diversified Financial Companies	1,299,042	2.0
Financial Processors	693,901	1.1
	3,338,287	5.1
Total Equities:	62,519,089	95.4
Short-Term Investments:	4,057,454	6.2
Securities Lending Collateral:	1,481,300	2.3
Total Investments:	68,057,843	103.9
Obligation to Return Collateral for Securities Loaned:	(1,481,300)	(2.3)
Cash and Other Assets Less Liabilities:	(1,068,159)	(1.6)
Net Assets:	$65,508,384	100.0

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COLUMBIA ACORN FAMILY OF FUNDS EXPENSE INFORMATION

as of 3/31/16

Columbia Acorn® Fund	Class A	Class B(a)	Class C	Class I	Class R	Class R4	Class R5	Class Y	Class Z
Management Fees	0.66%	0.66%	0.66%	0.66%		0.66%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.24%	0.96%	0.20%	0.12%		0.37%	0.17%	0.12%	0.18%
Net Expense Ratio	1.15%	2.37%	1.86%	0.78%		1.03%	0.83%	0.78%	0.84%
Columbia Acorn International®
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.27%	0.97%	0.26%	0.14%	0.39%	0.33%	0.18%	0.13%	0.24%
Net Expense Ratio	1.28%	2.48%	2.02%	0.90%	1.65%	1.09%	0.94%	0.89%	1.00%
Columbia Acorn USA®
Management Fees	0.89%	0.89%	0.89%	0.89%		0.89%	0.89%	0.89%	0.89%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.29%	6.54%	0.23%	0.10%		0.32%	0.19%	0.14%	0.28%
Net Expense Ratio	1.43%	8.18%	2.12%	0.99%		1.21%	1.08%	1.03%	1.17%
Columbia Acorn International SelectSM
Management Fees	0.94%	0.94%	0.94%	0.94%		0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.47%	0.51%	0.49%	0.23%		0.45%	0.34%	0.28%	0.41%
Net Expense Ratio	1.66%	2.20%	2.43%	1.17%		1.39%	1.28%	1.22%	1.35%
Columbia Acorn SelectSM
Management Fees	0.65%	0.65%	0.65%	0.65%		0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.30%	0.70%	0.28%	0.17%		0.32%	0.22%	0.17%	0.27%
Net Expense Ratio	1.20%	2.10%	1.93%	0.82%		0.97%	0.87%	0.82%	0.92%
Columbia Thermostat FundSM
Management Fees	0.10%	0.10%	0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%			0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%			0.15%	0.14%	0.09%	0.15%
Net Expense Ratio(b)	0.50%	1.00%	1.25%			0.25%	0.24%	0.19%	0.25%
Columbia Acorn Emerging Markets FundSM
Management Fees	1.11%		1.11%	1.11%		1.11%	1.11%	1.11%	1.11%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.44%		0.45%	0.28%		0.42%	0.33%	0.31%	0.49%
Net Expense Ratio	1.80%		2.56%	1.39%		1.53%	1.44%	1.42%	1.60%
Columbia Acorn European FundSM
Management Fees	1.19%		1.19%	1.19%		1.19%	1.19%		1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%		0.00%
Other Expenses	0.31%		0.31%	0.22%		0.31%	0.27%		0.30%
Net Expense Ratio	1.75%		2.50%	1.41%		1.50%	1.46%		1.49%
    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the three months ended March 31, 2016. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM on 30 days' notice.

    Effective May 1, 2015, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by Columbia Acorn Select through April 30, 2016. When determining whether the Fund's total expenses exceed the voluntary expense cap described above, the Fund's net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund's total expenses. This arrangement may only be modified or amended with approval from all parties to the arrangement, including the Fund and CWAM.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in underlying portfolio funds), do not exceed annually the rates of 0.50%, 1.00%, 1.25%, 0.25%, 0.24%, 0.19% and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares, respectively, through April 30, 2016. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) through April 30, 2016, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.48%	1.60%	1.53%	1.48%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.41%	1.50%	1.46%	—	1.50%

    There is no guarantee that these arrangements will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the voluntary undertaking by Columbia Management Investment Services Corp., the Funds' transfer agent, to waive a portion of total annual Fund operating expenses attributable to transfer agency expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively. On March 18, 2016, the Funds' transfer agent terminated its voluntary undertaking with respect to Class B shares of the Fund. Through April 30, 2017, the Fund's transfer agent has contractually agreed to waive all transfer agency fees payable by Class B shares of Columbia Acorn International.

(a)    The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Acorn Family of Funds. As of April 26, 2016, only Columbia Acorn International continues to offer Class B shares.

(b)    Does not include estimated fees and expenses of 0.55% incurred by the Fund from the underlying portfolio funds in which it invests.

COLUMBIA ACORN FAMILY OF FUNDS

Trustees

Laura M. Born

Chair of the Board

David J. Rudis

Vice Chair of the Board

Maureen M. Culhane

P. Zachary Egan

Margaret M. Eisen

Thomas M. Goldstein

John C. Heaton

Steven N. Kaplan

Charles R. Phillips

Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan

President

Alan G. Berkshire

Vice President

Michael G. Clarke

Assistant Treasurer

William J. Doyle

Vice President

David L. Frank

Vice President

Paul B. Goucher

Assistant Secretary and Chief Legal Officer

Fritz Kaegi

Vice President

John M. Kunka

Treasurer and Principal Accounting and Financial Officer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Ryan C. Larrenaga

Assistant Secretary

Matthew A. Litfin

Vice President

Satoshi Matsunaga

Vice President

Thomas P. McGuire

Chief Compliance Officer

Charles P. McQuaid*

Vice President

Louis J. Mendes

Vice President

Christopher J. Olson

Vice President

Julian Quero

Assistant Treasurer

Martha A. Skinner

Assistant Treasurer

Matthew S. Szafranski

Vice President

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Secretary

*Charles P. McQuaid retired on April 29, 2016.

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at columbiathreadneedle.com/us under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at columbiathreadneedle.com/us approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about the funds, visit columbiathreadneedle.com/us. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our website at:

columbiathreadneedle.com/us

Our e-mail address is:

serviceinquiries@columbiathreadneedle.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

First Quarter Report, March 31, 2016
225 Franklin Street, Boston, MA 02110

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: columbiathreadneedle.com/us

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

800.345.6611 columbiathreadneedle.com/us

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